Exhibit 10.16

Execution Copy

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This Intellectual Property Assignment Agreement (“Agreement”) is entered into as of September 20, 2016 (the “Effective Date”), by and among CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware, having an address at 2400 West Central Road, Hoffman Estates, IL 60192 (“Holdings”), and CLSIP LLC, a limited liability company organized and existing under the laws of Delaware, having an address at 2400 West Central Road, Hoffman Estates, IL 60192 (“CLSIP”). Holdings and CLSIP are collectively referred to throughout this Agreement as the “Parties.”

A. Holdings is a wholly-owned subsidiary of CBI Distributing Corp. (“CBI”), and acquired all right, title and interest in and to the IP Assets (as defined below) from CBI pursuant to the Intellectual Property Assignment Agreement, dated September 20, 2016, between CBI and Holdings (the “CBI Assignment”), a copy of which is attached as Exhibit A.

B. Holdings owns 100% of the equity of CLSIP and desires to assign all of its rights in and to the IP Assets to CLSIP, as well as its rights and obligations under the CBI Assignment, as a contribution to the capital of CLSIP.

C. CLSIP desires to acquire all rights in and to the IP Assets from Holdings and to assume all of Holdings rights and obligations under the CBI Assignment.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained in this Agreement, and for good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties agree as follows:

1. Definitions. In this Agreement the following capitalized terms shall have the meanings specified in this Section 1.

1.1 “Claire’s Parties” shall mean Claire’s Stores, CBI, BMS Distributing Corp., Claire’s Boutiques, Inc., Claire’s Puerto Rico Corp., Claire’s Stores Canada Corp., and CSI Canada LLC, and their successors, assigns or designees.

1.2 “Domain Name” shall mean the Internet domain names listed on Exhibit B assigned by CBI to Holdings pursuant to the CBI Assignment.

1.3 “Holdings US Claire’s Marks” shall mean the undivided 17.5% ownership interest in and to the US CLAIRE’S marks assigned by CBI to Holdings pursuant to the CBI Assignment.

1.4 “Intellectual Property Agreement” shall mean the Intellectual Property Agreement, dated as of the date hereof, between the CLSIP, CBI and the Other Claire’s Parties (as defined therein).

1.5 “Intellectual Property Rights” shall mean any patent, trademark, service mark, tagline, trade dress, copyright, design, trade name, business name, domain name, any registration or application for registration for any of the foregoing, any related rights and any associated goodwill, database right, rights in inventions, know-how, trade secret, rights in confidential information, rights of publicity, moral rights, or any similar or equivalent rights in any part of the world, including the right to enforce and recover damages for the infringement or misappropriation of any of the foregoing, and all copies and tangible embodiments of the foregoing.

1.6 “IP Assets” shall mean the Holdings US Claire’s Marks, US Icing Marks, Domain Names, and Mobile Application Agreement that in each case CLSIP shall own after the execution of this Agreement by both Parties.

1.7 “Mobile Application Agreement” shall mean the Customer Agreement between CBI and PredictSpring, Inc., dated April 6, 2015, attached as Exhibit C, pursuant to which PredictSpring, Inc. licenses to CBI the mobile application marketed under the CLAIRE’S Marks and used in connection with the Business as defined in the CBI Assignment, assigned by CBI to Holdings pursuant to the CBI Assignment.

1.8 “US Claire’s Marks” shall mean the US CLAIRE’S marks covered by the United States federal registrations listed on Exhibit B, any existing variation of these marks as used in the United States, all common law rights in the United States to same, and the associated goodwill of the business symbolized by such marks, and any new variations of these marks that may be later adopted by Holdings or the Claire’s Parties and used or registered in the United States.

1.9 “US Icing Marks” shall mean the ICING marks covered by the United States federal registrations listed on Exhibit B, any existing variation of these marks as used in the United States and all common law rights in the United States to same, and the associated goodwill of the business symbolized by such marks, and any new variations of these marks that may be later adopted by the Parties or the Claire’s Parties and used or registered in the United States during the Term, assigned by CBI to Holdings pursuant to the CBI Assignment.

2. Assignment and Assumption.

2.1 Holdings sells, transfers, conveys and assigns to CLSIP, free and clear of all claims, liens, and encumbrances, any and all of Holdings’ right, title, and interest in and to the IP Assets acquired by Holdings from CBI pursuant to the CBI Assignment, including without limitation all associated goodwill, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the IP Assets. Holdings shall assign, transfer and convey to CLSIP any rights in any of the IP Assets that it may obtain or that may vest in Holdings after the Effective Date, and Holdings shall execute any documents reasonably requested by CLSIP to accomplish, confirm or record such assignment, transfer and conveyance.

2.2 CLSIP hereby accepts the assignment of the Mobile Application Agreement pursuant to Section 2.1, and assumes all of Holdings’ duties and obligations under the Mobile Application Agreement, and CLSIP shall pay, perform and discharge, as and when due, all of the obligations of Holdings under the Mobile Application Agreement accruing on and after the Effective Date.

2.3 CLSIP acknowledges that it is acquiring all of Holdings’ right, title, and interest in and to the IP Assets acquired by Holdings from CBI pursuant to the CBI Assignment, and that CLSIP is taking ownership of such IP Assets pursuant to the terms and conditions of the CBI Assignment, including the acknowledgments and undertakings made by Holdings in Article II (Assignment and Assumption) and Article III (Additional Undertakings) of the CBI Assignment, all of which shall be binding upon CLSIP as if it were Holdings and are incorporated by reference into the Agreement.

2.4 Holdings acknowledges that CLSIP is an intended third-party beneficiary of the representations and warranties contained in Section 4.1 of the CBI Assignment.

2.5 For the sake of clarity, no right, title, and interest in and to any other Intellectual Property Rights, including without limitation the Retained IP as defined in the CBI Assignment, is being sold, transferred, conveyed or assigned to CLSIP pursuant to this Agreement. The Parties acknowledge that all right, title and interest in and to the Retained IP is exclusively owned by CBI.

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3. Additional Undertakings.

3.1 US Claire’s Marks.

3.1.1 Each Party acknowledges that the US Claire’s Marks are owned jointly by CLSIP and CBI (the “Joint Owners”), with CLSIP owning an undivided 17.5% ownership interest in and to the US Claire’s Marks, and CBI owning an undivided 82.5% ownership interest in and to the US Claire’s Marks. Neither Joint Owner shall challenge, nor assist any third party to challenge, (i) the other Joint Owner’s ownership interest in the jointly owned US Claire’s Marks, (ii) the validity of the jointly owned US Claire’s Marks, or (iii) the jointly owned United States federal registrations or applications for federal registration for the US Claire’s Marks, whether in existence as of the Effective Date or thereafter. Further, each Joint Owner, as joint owners of the US Claire’s Marks, shall work in good faith and cooperate to take commercially reasonable measures with respect to such joint ownership. The Joint Owners shall, contemporaneously with the execution of this Agreement, execute the Intellectual Property Agreement, which sets forth each Joint Owner’s rights to use, license, register, defend and enforce the US Claire’s Marks during the term of such agreement. The Joint Owners acknowledge that the Intellectual Property Agreement was negotiated in good faith and is consistent with the undertaking in this Section.

3.2 Ancillary Agreements.

3.2.1 Holdings shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Claire’s Trademark Assignment Agreement that is attached as Exhibit D and shall arrange for the executed document to be recorded with the United States Patent and Trademark Office in an effort to have record title for the United States federal registrations for the US Claire’s Marks listed on Exhibit B updated to reflect the joint ownership of the US Claire’s Marks by CLSIP and CBI.

3.2.2 Holdings shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Icing Trademark Assignment Agreement that is attached as Exhibit E and shall arrange for the executed document to be recorded with the United States Patent and Trademark Office in an effort to have record title for the United States federal registrations for the US Icing Marks listed on Exhibit B updated to reflect CLSIP’s ownership.

3.2.3 Holdings shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Domain Name Assignment Agreement that is attached as Exhibit F, and shall perform any additional actions reasonably requested by CLSIP to effect the transfer of the Domain Names to CLSIP, including without limitation arranging for the Domain Names to be unlocked by the applicable registrar (or registrars) in preparation for their transfer to CLSIP, and providing CLSIP with the authorization codes that CLSIP may need to initiate the transfer of the Domain Names to CLSIP.

3.3 Further Assurances. Each Party shall promptly execute, acknowledge and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions of this Agreement and to give effect to the transactions contemplated by this Agreement.

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4. Representations and Warranties.

4.1 Holdings represents and warrants to CLSIP that (a) immediately prior to the execution of this Agreement, Holdings was the exclusive owner of all right, title, and interest in and to the IP Assets, and Holding’s exclusive rights in and to the IP Assets were not subject to any dispute or challenge initiated by another person; (b) the assignment of the IP Assets from Holdings as an equity contribution for reasonably equivalent value, and is made for fair consideration and in good faith; (c) this Agreement, including without limitation the assignment of the IP Assets to CLSIP, is valid and enforceable in accordance with its terms, including under federal trademark law and other applicable law, and Holdings shall not challenge the validity or enforceability of this Agreement; (d) the provisions of this Agreement, including without limitation the assignment of the IP Assets to CLSIP, are not and were not intended to hinder, delay, or defraud any creditor; and (e) CLSIP will take the assignment of the IP Assets for fair value and in good faith.

4.2 CLSIP represents and warrants to Holdings that (a) CLSIP will not contest that this Agreement, including without limitation the covenants and undertakings in this Agreement, is valid and enforceable in accordance with its terms, including under federal trademark law and other applicable law; and (b) the provisions of this Agreement, including without limitation the assignment of the IP Assets to CLSIP, are not and were not intended to hinder, delay, or defraud any creditor.

4.3 Each party represents and warrants to the other party that: (a) it is duly authorized and licensed to do business and carry out its obligations under this Agreement; (b) it has full power and authority to enter into this Agreement and the execution, delivery and performance of this Agreement has been authorized by all necessary corporate action; and (c) it has obtained all third party consents required to enter into this Agreement and neither the execution, delivery or performance of this Agreement will conflict with or constitute a breach of its certificate of incorporation, charter or by-laws.

5. Disclaimer of Warranties. Except as set forth in Section 4, Holdings assigns the IP Assets to CLSIP “as is,” and Holdings makes no warranties of any kind, express or implied, in relation to the IP Assets assigned pursuant to this Agreement. Without limiting the foregoing, Holdings expressly disclaims any and all implied warranties of merchantability, fitness for a particular purpose, and non- infringement.

6. Notices. All notices given pursuant to this Agreement shall be in writing and (a) delivered personally; (b) delivered or mailed by registered or certified mail, postage prepaid; or (c) sent by a nationally recognized overnight delivery or courier service, with delivery charges prepaid, and proof of delivery or receipt requested, as follows:

To Holdings:

CLSIP Holdings LLC

2400 West Central Road

Hoffman Estates, IL 60192

Attn: Stephen Sernett

E-mail: Stephen.Sernett@claires.com

To CLSIP:

CLSIP LLC

2400 West Central Road

Hoffman Estates, IL 60192

Attn: Stephen Sernett

E-mail: Stephen.Sernett@claires.com

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All notices as required here shall be effective upon the earlier of (a) delivery; (b) three days after the mailing; or (c) the next business day if sent by overnight courier.

7. Choice of Law; Choice of Forum. This Agreement, and any dispute arising from this Agreement or the subject matter of this Agreement, shall be governed by the laws of the State of New York, without regard to its conflicts of law principles, and the federal and state courts in the State of New York shall be the sole jurisdiction for resolving all disputes relating to this Agreement. The Parties submit to the jurisdiction of such courts over such a dispute and waive any objection to the propriety or convenience of venue in such courts.

8. No Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement, and in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

9. Amendment. This Agreement may only be amended, supplemented or modified, and any of the terms, covenants, representations, warranties or conditions may only be waived, by a written amendment executed by both Parties, or in the case of a waiver, by the Party waiving compliance. Notwithstanding the immediately preceding sentence, this Agreement may not be amended, supplemented or modified, and none of the terms, covenants, representations, warranties or conditions may be waived until after the discharge of all obligations under the CLSIP Credit Agreement of even date herewith, absent the prior written consent of the collateral agent under the CLSIP Credit Agreement. No waiver by either Party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision of this Agreement.

10. Severability. If any provision of this Agreement or the application of any such provision to any person, entity or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the application of such provision to any other persons, entities or circumstances and, to the extent permissible under applicable law, any such invalid, illegal or unenforceable provision shall be deemed amended lawfully to conform with the intent of the Parties.

11. Integration. This Agreement, including the CBI Assignment attached as Exhibit A, Confirmatory Claire’s Trademark Assignment Agreement attached as Exhibit D, Confirmatory Icing Trademark Assignment Agreement attached as Exhibit E, and Confirmatory Domain Name Assignment Agreement attached as Exhibit F, constitutes the entire agreement between the Parties with respect to its subject matter, and supersedes all prior and/or contemporaneous oral or written negotiations, offers, representations, warranties, and agreements with respect to this subject matter.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been shown to have been executed by each Party and delivered to the other.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the Effective Date.

CLSIP Holdings LLC		CLSIP LLC
	/s/ Stephen Sernett		/s/ Stephen Sernett
Name:	Stephen Sernett	Name:	Stephen Sernett
Title:	Vice President, Secretary and General Counsel	Title:	Vice President, Secretary and General Counsel

Date:	September 20, 2016	Date:	September 20, 2016

ACKNOWLEDGED AND AGREED by CBI Distributing Corp. solely as to the undertaking in Section 3.1:

CBI Distributing Corp.
/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel

Date:	September 20, 2016

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Exhibit A

CBI Assignment

[Attached]

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Execution Copy

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

This Intellectual Property Assignment Agreement (“Agreement”) is entered into as of September 20, 2016 (the “Effective Date”), by and among CBI Distributing Corp., a corporation organized and existing under the laws of Delaware, having an address at 2400 West Central Road, Hoffman Estates, IL 60192 (“CBI”), Claire’s Stores, Inc., a Florida Corporation, having an address at 2400 West Central Road, Hoffman Estates, IL 60192 (“Claire’s Stores”) (solely with respect to Sections 4.1 and 5), and CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware, having an address at 2400 West Central Road, Hoffman Estates, IL 60192 (“Holdings”). CBI and Holdings are collectively referred to throughout this Agreement as the “Parties.”

A. CBI is the owner of all right, title, and interest in and to the IP Assets (as defined below) as well as 100% of the equity of Holdings.

B. CBI is a wholly-owned subsidiary of Claire’s Stores.

C. Holdings desires to acquire all rights in and to the IP Assets and CBI desires to assign such rights to Holdings as a contribution to the capital of Holdings.

D. CLSIP LLC desires to acquire all rights in and to the IP Assets and Holdings desires to assign such rights to CLSIP LLC as a contribution to the capital of CLSIP LLC contemporaneously herewith, pursuant to a separate Intellectual Property Assignment Agreement entered into by and between Holdings and CLSIP LLC (the “CLSIP Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained in this Agreement, and for good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties agree as follows:

1. Definitions. In this Agreement the following capitalized terms shall have the meanings specified in this Section 1.

1.1 “Business” shall mean the specialty retail business operated under the CLAIRE’S and ICING trademarks for young women, teenagers, “tweens” and children, as such is operated today and may be operated in the future.

1.2 “Business IP” shall mean all Intellectual Property Rights other than the Claire’s Marks, Icing Marks, Domain Names and Mobile Application Agreement that are used or held for use by the CBI Parties in connection with the operation of the Business.

1.3 “CBI Claire’s Marks” shall mean an undivided 82.5% retained ownership interest in and to the US Claire’s Marks and all (i.e., 100%) right, title and interest in and to the Non-US Claire’s Marks.

1.4 “CBI Parties” shall mean CBI and its affiliates, and their successors, assigns or designees; in each case, specifically excluding Holdings and CLSIP LLC.

1.5 “Claire’s Marks” shall mean the US Claire’s Marks and the Non-US Claire’s Marks.

1.6 “Claire’s Parties” shall mean Claire’s Stores, CBI, BMS Distributing Corp., Claire’s Boutiques, Inc., Claire’s Puerto Rico Corp., Claire’s Stores Canada Corp., and CSI Canada LLC, and their successors, assigns or designees.

1.7 “Domain Name” shall mean the Internet domain names listed on Exhibit A.

1.8 “Icing Marks” shall mean the US Icing Marks and the Non-US Icing Marks.

1.9 “Intellectual Property Rights” shall mean any patent, trademark, service mark, tagline, trade dress, copyright, design, trade name, business name, domain name, any registration or application for registration for any of the foregoing, any related rights and any associated goodwill, database right, rights in inventions, know-how, trade secret, rights in confidential information, rights of publicity, moral rights, or any similar or equivalent rights in any part of the world, including the right to enforce and recover damages for the infringement or misappropriation of any of the foregoing, and all copies and tangible embodiments of the foregoing.

1.10 “IP Assets” shall mean the Holdings US Claire’s Marks (as defined in Section 2.1 below), US Icing Marks, Domain Names, and Mobile Application Agreement that in each case Holdings shall own after the execution of this Agreement by both Parties.

1.11 “Mobile Application Agreement” shall mean the Customer Agreement between CBI and PredictSpring, Inc., dated April 6, 2015, attached as Exhibit B, pursuant to which PredictSpring, Inc. licenses to CBI the mobile application marketed under the CLAIRE’S Marks and used in connection with the Business.

1.12 “Non-US Claire’s Marks” shall mean all marks covered by the registrations and applications for registration for the CLAIRE’S trademark or any variation of the CLAIRE’S trademark (including, but not limited, to any marks that include the word CLAIRE’S with other words), and all common law rights in the same and the associated goodwill, anywhere in the world outside of the United States, including any new variations of these marks that may be later adopted by the CBI Parties and used or registered outside of the United States, it being understood that the foregoing may relate to the same trademarks that are the subject of the federal registrations or applications for federal registration listed on Exhibit A and that are considered US Claire’s Marks.

1.13 “Non-US Icing Marks” shall mean all marks covered by the registrations and applications for registration for the ICING trademark or any variation of the ICING trademark, including any common law rights in the same and the associated goodwill, anywhere in the world outside of the United States, including any new variations of these marks that may be later adopted by the CBI Parties and used or registered outside of the United States, it being understood that the foregoing may relate to the same trademarks that are the subject of the federal registrations listed on Exhibit A and that are considered US Icing Marks.

1.14 “Retained IP” shall mean the CBI Claire’s Marks, the Non-US Icing Marks, and the Business IP.

1.15 “US Claire’s Marks” shall mean the CLAIRE’S marks covered by the United States federal registrations listed on Exhibit A, any existing variation of these marks as used in the United States, all common law rights in the United States to same, and the associated goodwill, and any new variations of these marks that may be later adopted by the Claire’s Parties and used or registered in the United States.

1.16 “US Icing Marks” shall mean the ICING marks covered by the United States federal registrations listed on Exhibit A, any existing variation of these marks as used in the United States and all common law rights in the United States to same, and the associated goodwill, and any new variations of these marks that may be later adopted by the Parties or any other Claire’s Party and used or registered in the United States during the Term; provided, however, that none of the foregoing includes the US Claire’s Marks or the Non-US Icing Marks.

2. Assignment and Assumption.

2.1 CBI sells, transfers, conveys and assigns to Holdings, free and clear of all claims, liens, and encumbrances, an undivided 17.5% ownership interest in and to the US Claire’s Marks (the “Holdings US Claire’s Marks”), including without limitation a corresponding, proportional and joint interest in: (i) the goodwill associated with the business symbolized by the US Claire’s Marks and (ii) any rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Claire’s Marks.

2.2 CBI sells, transfers, conveys and assigns to Holdings, free and clear of all claims, liens, and encumbrances, any and all of CBI’s right, title, and interest in and to the US Icing Marks, including without limitation all goodwill associated with the business symbolized by the US Icing Marks and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Icing Marks.

2.3 CBI sells, transfers, conveys and assigns to Holdings, free and clear of all claims, liens, and encumbrances, any and all of CBI’s right, title, and interest in and to the Domain Names, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the Domain Names.

2.4 CBI sells, transfers, conveys and assigns to Holdings, free and clear of all claims, liens, and encumbrances, any and all of CBI’s right, title and interest in and to the Mobile Application Agreement, and Holdings hereby accepts such assignment and assumes all of CBI’s duties and obligations under the Mobile Application Agreement, and Holdings shall pay, perform and discharge, as and when due, all of the obligations of CBI under the Mobile Application Agreement accruing on and after the Effective Date.

2.5 For the sake of clarity, no right, title, and interest in and to the Retained IP is being sold, transferred, conveyed or assigned to Holdings pursuant to this Agreement. As between the Parties, all right, title and interest in and to the Retained IP shall be exclusively owned by the CBI.

3. Additional Undertakings.

3.1 US Claire’s Marks.

3.1.1 CBI shall not challenge, or assist any third party to challenge, Holdings’ ownership of the Holdings US Claire’s Marks assigned pursuant to this Agreement.

3.1.2 Each Party acknowledges that the US Claire’s Marks are owned jointly by the Parties, with Holdings owning an undivided 17.5% ownership interest in and to the US Claire’s Marks, and CBI owning an undivided 82.5% ownership interest in and to the US Claire’s Marks. Neither Party shall challenge, nor assist any third party to challenge, (i) the other Party’s ownership interest in the jointly owned US Claire’s Marks, (ii) the validity of the jointly owned US Claire’s Marks, or (iii) the jointly owned United States federal registrations or applications for federal registration for the US Claire’s Marks, whether in existence as of the Effective Date or thereafter. Further, each Party, as joint owners of the US Claire’s Marks, shall work in good faith and cooperate to take commercially reasonable measures with respect to such joint ownership.

3.2 US Icing Marks.

3.2.1 CBI shall not challenge, or assist any third party to challenge, Holdings’ exclusive ownership of the US Icing Marks, the validity of US Icing Marks, or the United States federal registrations or applications for federal registration for the US Icing Marks, whether in existence as of the Effective Date or thereafter.

3.2.2 CBI shall assign, transfer and convey to Holdings any rights in the US Icing Marks that it may obtain or that may vest in CBI after the Effective Date, and CBI shall execute any documents reasonably requested by Holdings to accomplish, confirm or record such assignment, transfer and conveyance.

3.2.3 CBI shall not directly or indirectly seek to register the US Icing Marks or any mark or other designation confusingly similar to the US Icing Marks in the United States, or use the US Icing Marks or any mark or other designation confusingly similar to the US Icing Marks in the United States in any manner, except with Holdings’ approval. For the sake of clarity, the CBI Parties may freely seek additional registrations for the Non-US Icing Marks outside of the United States and may use the Non-US Icing Marks outside of the United States in their sole discretion.

3.2.4 Notwithstanding Holdings’ right, title and interest in and to the US Icing Marks, Holdings shall not directly or indirectly seek to use or register the Icing Marks or any designation confusingly similar to the Icing Marks outside the United States without CBI’s prior written consent.

3.3 Domain Names.

3.3.1 CBI shall not challenge, or assist any third party to challenge, Holdings’ exclusive ownership of the Domain Names, or the validity of the registrations for the Domain Names assigned pursuant to this Agreement.

3.4 Mobile Application Agreement.

3.4.1 CBI shall not challenge, or assist any third party to challenge, Holdings’ rights as CBI’s assignee under the Mobile Application Agreement.

3.4.2 Holdings shall assume all of CBI’s duties and obligations under the Mobile Application Agreement, and unless otherwise agreed to by the Parties in writing, Holdings shall pay, perform and discharge, as and when due, all of the obligations of CBI under the Mobile Application Agreement accruing on and after the Effective Date.

3.5 Retained IP.

3.5.1 Holdings shall not challenge, or assist any third party to challenge, the CBI Parties’ exclusive ownership of or right to use the Retained IP, any common law or similar rights in and to the Retained IP, or the validity of any registrations or applications for registration for the Retained IP. As between the Parties, all right, title and interest in and to the Business IP belongs to CBI, and any use Holdings makes of the Business IP will not confer any ownership rights upon Holdings. Any goodwill generated by Holdings’ use of the Business IP shall inure to the sole benefit of CBI. Holdings shall assign, transfer and convey to CBI (or another CBI Party at CBI’s direction) any rights in the Business IP that Holdings may obtain or that may vest in Holdings, and Holdings shall execute any documents reasonably requested by CBI to accomplish, confirm or record such assignment, transfer and conveyance.

3.5.2 All right, title and interest in and to the Non-US Claire’s Marks belongs to the CBI Parties, and any use the CBI Parties make of the Non-US Claire’s Marks outside of the United States will not confer any ownership rights upon Holdings. Any goodwill generated by a CBI Party’s use of the Non-US Claire’s Marks shall inure to the sole benefit of such CBI Party. For the sake of clarity, and notwithstanding Holdings’ right, title and interest in and to the Holdings US Claire’s Marks, (a) Holdings acknowledges that it does not own any right, title or interest in and to the Non-US Claire’s Marks, which right, title and interest are wholly owned by the CBI Parties; (b) Holdings shall assign, transfer and convey to CBI (or another CBI Party at CBI’s direction) any rights in the Non-US Claire’s Marks which may be obtained by or may vest in Holdings; and (c) Holdings shall execute any documents reasonably requested by CBI to accomplish, confirm or record such assignment, transfer and conveyance.

3.5.3 All right, title and interest in and to the Non-US Icing Marks belongs to the CBI Parties, and any use the CBI Parties make of the Non-US Icing Marks outside of the United States will not confer any ownership rights upon Holdings. Any goodwill generated by a CBI Party’s use of the Non-US Icing Marks shall inure to the sole benefit of such CBI Party. For the sake of clarity, and notwithstanding Holdings’ right, title and interest in and to the US Icing Marks, (a) Holdings acknowledges that it does not own any right, title or interest in and to the Non-US Icing Marks, which right, title and interest are wholly owned by the CBI Parties; (b) Holdings shall assign, transfer and convey to CBI (or another CBI Party at CBI’s direction) any rights in the Non-US Icing Marks which may be obtained by or may vest in Holdings; and (c) Holdings shall execute any documents reasonably requested by CBI to accomplish, confirm or record such assignment, transfer and conveyance.

3.6 Ancillary Agreements.

3.6.1 CBI shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Claire’s Trademark Assignment Agreement that is attached as Exhibit C and record the executed document with the United States Patent and Trademark Office in an effort to have record title for the United States federal registrations for the US Claire’s Marks listed on Exhibit A updated to reflect the joint ownership of the Parties.

3.6.2 CBI shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Icing Trademark Assignment Agreement that is attached as Exhibit D and record the executed document with the United States Patent and Trademark Office in an effort to have record title for the United States federal registrations for the US Icing Marks listed on Exhibit A updated to reflect Holdings’ ownership.

3.6.3 CBI shall, contemporaneously with the execution of this Agreement, execute the Confirmatory Domain Name Assignment Agreement that is attached as Exhibit E, and shall perform any additional actions reasonably requested by Holdings to effect the transfer of the Domain Names to Holdings, including without limitation arranging for the Domain Names to be unlocked by CBI’s registrar (or registrars) in preparation for their transfer to Holdings, and providing Holdings with the authorization codes that Holdings may need to initiate the transfer of the Domain Names to Holdings.

3.7 Further Assurances.

3.7.1 Each Party shall promptly execute, acknowledge and deliver, at the reasonable request of the other Party, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions of this Agreement and to give effect to the transactions contemplated by this Agreement.

4. Representations and Warranties.

4.1 Claire’s Stores and CBI, jointly and severally, represent and warrant to Holdings and to CLSIP LLC, which is an intended third-party beneficiary of this provision, that (a) immediately prior to the execution of this Agreement, CBI was the exclusive owner of all right, title, and interest in and to the IP Assets, and CBI’s exclusive rights in and to the IP Assets were not subject to any dispute or challenge initiated by another person; (b) each of the assignment of the IP Assets from CBI to Holdings as an equity contribution, and the subsequent assignment of the IP Assets from Holdings to CLSIP LLC as an equity contribution pursuant to the CLSIP Agreement, is for reasonably equivalent value, and is made for fair consideration and in good faith; (c) each of this Agreement and the CLSIP Agreement, including without limitation the assignment of the IP Assets to Holdings and the subsequent assignment of the IP Assets from Holdings to CLSIP LLC, is valid and enforceable in accordance with its terms, including under federal trademark law and other applicable law, and neither Claire’s Stores nor CBI shall challenge the validity or enforceability of this Agreement or the CLSIP Agreement; (d) the provisions of this Agreement, including without limitation the assignment of the IP Assets to Holdings, and the provisions of the CLSIP Agreement, including without limitation the assignment of the IP Assets to CLSIP, are not and were not intended to hinder, delay, or defraud any creditor; (e) Holdings will take the assignment of the IP Assets for fair value and in good faith; and (f) CLSIP will take the assignment of the IP Assets for fair value and in good faith.

4.2 Holdings represents and warrants to the CBI Parties that (a) Holdings will not contest that this Agreement, including without limitation the covenants and undertakings in this Agreement, is valid and enforceable in accordance with its terms, including under federal trademark law and other applicable law; and (b) the provisions of this Agreement, including without limitation the assignment of the IP Assets to Holdings, are not and were not intended to hinder, delay, or defraud any creditor.

4.3 Each party represents and warrants to the other party that: (a) it is duly authorized and licensed to do business and carry out its obligations under this Agreement; (b) it has full power and authority to enter into this Agreement and the execution, delivery and performance of this Agreement has been authorized by all necessary corporate action; and (c) it has obtained all third party consents required to enter into this Agreement and neither the execution, delivery or performance of this Agreement will conflict with or constitute a breach of its certificate of incorporation, charter or by-laws.

5. Disclaimer of Warranties. Except as set forth in Section 4, CBI assigns the IP Assets to Holdings “as is,” and Claire’s Stores and CBI make no warranties of any kind, express or implied, in relation to the IP Assets assigned pursuant to this Agreement. Without limiting the foregoing, Claire’s Stores and CBI expressly disclaim any and all implied warranties of merchantability, fitness for a particular purpose, and non-infringement.

6. Notices. All notices given pursuant to this Agreement shall be in writing and (a) delivered personally; (b) delivered or mailed by registered or certified mail, postage prepaid; or (c) sent by a nationally recognized overnight delivery or courier service, with delivery charges prepaid, and proof of delivery or receipt requested, as follows:

To CBI or Claire’s Stores:

CBI Distributing Corp.

2400 West Central Road

Hoffman Estates, IL 60192

Attn: Stephen Sernett

E-mail: Stephen.Sernett@claires.com

To Holdings:

CLSIP Holdings LLC

2400 West Central Road

Hoffman Estates, IL 60192

Attn: Stephen Sernett

E-mail: Stephen.Sernett@claires.com

All notices as required here shall be effective upon the earlier of (a) delivery; (b) three days after the mailing; or (c) the next business day if sent by overnight courier.

7. Third Party Beneficiaries. CLSIP LLC is an intended third-party beneficiary of the representations and warranties contained in Section 4.1 of this Agreement. Claire’s Stores and CBI each agree and acknowledge that CLSIP LLC will pledge this Agreement and the CLSIP Agreement, including the representations and warranties contained in Section 4.1 of this Agreement, as collateral to secure the obligations under the CLSIP Credit Agreement of even date herewith.

8. Choice of Law; Choice of Forum. This Agreement, and any dispute arising from this Agreement or the subject matter of this Agreement, shall be governed by the laws of the State of New York, without regard to its conflicts of law principles, and the federal and state courts in the State of New York shall be the sole jurisdiction for resolving all disputes relating to this Agreement. The Parties submit to the jurisdiction of such courts over such a dispute and waive any objection to the propriety or convenience of venue in such courts.

9. No Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement, and in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

10. Amendment. This Agreement may only be amended, supplemented or modified, and any of the terms, covenants, representations, warranties or conditions may only be waived, by a written amendment executed by both Parties, or in the case of a waiver, by the Party waiving compliance. Notwithstanding the immediately preceding sentence, this Agreement may not be amended, supplemented or modified, and none of the terms, covenants, representations, warranties or conditions may be waived until after the discharge of all obligations under the CLSIP Credit Agreement of even date herewith, absent the prior written consent of the collateral agent under the CLSIP Credit Agreement. No waiver by either Party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision of this Agreement.

11. Severability. If any provision of this Agreement or the application of any such provision to any person, entity or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the application of such provision to any other persons, entities or circumstances and, to the extent permissible under applicable law, any such invalid, illegal or unenforceable provision shall be deemed amended lawfully to conform with the intent of the Parties.

12. Integration. This Agreement, including the Confirmatory Claire’s Trademark Assignment Agreement attached as Exhibit C, Confirmatory Icing Trademark Assignment Agreement attached as Exhibit D, and Confirmatory Domain Name Assignment Agreement attached as Exhibit E, constitutes the entire agreement between the Parties with respect to its subject matter, and supersedes all prior and/or contemporaneous oral or written negotiations, offers, representations, warranties, and agreements with respect to this subject matter.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been shown to have been executed by each Party and delivered to the other.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the Effective Date.

CBI Distributing Corp.		CLSIP Holdings LLC
	/s/ Stephen Sernett		/s/ Stephen Sernett
Name:	Stephen Sernett	Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel	Title:	Vice President, Secretary and General Counsel

Date:	September 20, 2016	Date: September 20, 2016

ACKNOWLEDGED AND AGREED by Claire’s Stores, Inc. solely as to limited representations and warranties that it is giving in Section 4.1 and the disclaimer in Section 5:

CLAIRE’S STORES, INC.
/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel

Date:	September 20, 2016

Exhibit A

Domain Names
blingyourbff.com	clairesstores.info
claires.adult	clairesstores.us
claires.biz	clairestores.biz
claires.blackfriday	clairestores.com
claires.boutique	clairestores.info
claires.career	clairestores.us
claires.careers	icing.biz
claires.com	icing.blackfriday
claires.info	icing.boutique
claires.jobs	icing.career
claires.marketing	icing.careers
claires.net	icing.com
claires.org	icing.fashion
claires.porn	icing.info
claires.social	icing.marketing
claires.us	icing.social
claires.xxx (blocked)	icing.us
clairesaccessories.biz	icing.xxx (blocked)
clairesaccessories.com	icingbyclaires.com
clairesaccessories.info	icingice.com
clairesaccessories.us	icings.biz
clairesboutique.biz	icings.info
clairesboutique.info	icings.us
clairesboutique.us	itsatclaires.com
clairesboutiques.biz	secretsantacircle.com
clairesboutiques.com	theicing.biz
clairesboutiques.info	theicing.com
clairesboutiques.us	theicing.info
clairescareers.com	theicing.net
clairesclub.com	theicing.org

clairescorp.com

clairescorporation.com

clairesglobalstyle.com

clairesglobalstyles.com

clairesinc.com

clairesint.com

clairesmail.com

clairesmail.net

clairesmail.org

clairespromstyle.com

clairesretail.com

clairessa.com

clairesstores.biz

theicing.us

US Claire’s Marks1

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods
United States of America	...ITS AT CLAIRE’S	Registered	77/883682	01-Dec- 2009	3817929	13-Jul- 2010	35 Int. Retail store services featuring jewelry, clothing, cosmetics, toiletries, hair goods and accessories, namely, hand bags, shoes, hats, belts, wallets, eyeglass cases, key chains, jewelry boxes, desk accessories, cell phone accessories, pet accessories

United States of America	CLAIRE’S	Registered	78/975449	04-Nov- 2003	2908859	07-Dec- 2004	16 Int. Stationary, notebooks, address books, diaries, temporary tattoos, photo albums.

United States of America	CLAIRE’S	Registered	78/975445	31-Jul- 2002	2951866	17-May- 2005	03 Int. Cosmetics, namely lip gloss wands, lipstick, hair dyes, blush, antiperspirants, perfume balm, powder having reflective qualities for topical application to the skin or hair for cosmetic purposes, bath and body gels, bath and body lotions, nail polish, hair lotions.

United States of America	CLAIRE’S	Registered	74/517854	28-Apr- 1994	1925359	10-Oct- 1995	14 Int. Jewelty, namely earrings, necklaces, rings, bracelets, ornamental pins, and hair ornaments.

United States of America	CLAIRE’S	Registered	74/517853	28-Apr- 1994	1890335	18-Apr- 1995	42 Int. Retail store services featuring ladies’ clothing accessories and jewelry.

United States of America	CLAIRE’S	Registered	78/975454	31-Jul- 2002	2925470	08-Feb- 2005	25 Int. Clothing, namely socks, hats, gloves, shirts.

United States of America	CLAIRE’S	Registered	78/975452	31-Jul- 2002	2967212	12-Jul- 2005	20 Int. Containers made primarily of plastic for holding trinkets and coins.

United States of America	CLAIRE’S	Registered	74/518090	28-Apr- 1994	1929317	24-Oct- 1995	05 Int. Ear drops for application on, pierced ears.

United States of America	CLAIRE’S	Registered	78/975382	01-Jul- 2003	2974652	19-Jul- 2005	35 Int. Issuing gift certificates which may be redeemed for goods.

United States of America	CLAIRE’S	Registered	78/589527	17-Mar- 2005	3319826	23-Oct- 2007	03 Int. Personal care items, namely, razors, razor blades, shaving creams and foams, depilatories, fragrance, toothpaste, tooth brushes, dental floss, tooth whitener, mouthwash, breath fresheners, and make-up remover cleansers.

United States of America	CLAIRE’S	Registered	78/149317	31-Jul- 2002	3190839	02-Jan- 2007	35 Int. retail store services dealing in notions, cosmetics, jewelry, stationery products, hair goods, clothing accessories and the like primarily for women and girls

United States of America	CLAIRE’S	Registered	78/975446	31-Jul- 2002	2908857	07-Dec- 2004	09 Int. Cell phone holders.

United States of America	CLAIRE’S	Registered	78/975448	31-Jul- 2002	2996103	13-Sep- 2005	14 Int. jewelry, belly chains, bracelets, toe rings, body clips, ear cuffs, earring holders.

[1]	Pursuant to this Agreement, CBI sells, transfers, conveys and assigns to Holdings an undivided 17.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A. Holdings acknowledges that CBI has retained and shall continue to own an undivided 82.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A.

United States of America	CLAIRE’S	Registered	78/975453	04-Nov- 2003	2900024	02-Nov- 2004	24 Int. Pillows, pillow cases.

United States of America	CLAIRE’S	Registered	78/269386	01-Jul- 2003	2978984	26-Jul- 2005	16 Int. stationery

United States of America	CLAIRE’S	Registered	74/512656	14-Apr- 1994	1891172	25-Apr- 1995	25 Int. Women’s stockings

United States of America	CLAIRE’S	Registered	78/975455	31-Jul- 2002	2908861	07-Dec- 2004	26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, claw clips, head wraps.

United States of America	CLAIRE’S & CIRCLE A Design	Registered	76/064166	06-Jun- 2000	2623039	24-Sep- 2002	35 Int. Retail store services dealing in men and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing, women’s clothing accessories, namely, handkerchiefs, scarves, jewelry, hair bands, hair goods, cosmetics, and perfumes.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/619578	10-Jan- 1995	1956047	13-Feb- 1996	42 Int. Retail store services featuring ladies accessories.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/586876	18-Oct- 1994	1946557	09-Jan- 1996	42 Int. Retail store services featuring ladies clothing accessories and jewelry.

United States of America	CLAIRE’S ACCESSORIES & CIRCLE A Design	Registered	75/331385	28-Jul- 1997	2294937	30-Nov- 1999	35 Int. Retail store services dealing with men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing including women’s clothing, perfumes, hair goods and handkerchiefs.

United States of America	CLAIRE’S BOUTIQUES & Design	Registered	73/653581	06-Apr- 1987	1514045	22-Nov- 1988	42 Int. Retail store services for the sale of lady accessories.

United States of America	CLAIRE’S CLUB	Registered	78/975466	09-Oct- 2002	2908866	07-Dec- 2004	18 Int. Bags, namely, backpacks, tote bags and wallets.

United States of America	CLAIRE’S CLUB	Registered	78/975462	09-Oct- 2002	2908863	07-Dec- 2004	09 Int. Sunglasses; telephones.

United States of America	CLAIRE’S CLUB	Registered	78/975461	09-Oct- 2002	2908862	07-Dec- 2004	03 Int. Cosmetics.

United States of America	CLAIRE’S CLUB	Registered	78/172438	09-Oct- 2002	2908191	07-Dec- 2004	26 Int. hair goods, namely, clips, hair bows, ponytail twisters, hair bands, hair claws, snap clips, snap tops, salon clips, bobby pins; artificial flower bridal bouquets

United States of America	CLAIRE’S CLUB	Registered	78/554003	26-Jan- 2005	3343775	27-Nov- 2007	35 Int. Retail services featuring notions, cosmetics, jewelry, hair care products, hair goods, clothing and accessories, toiletry products, jewelry, stationery products, automobile accessories, removable tattoos, pillows, pillow cases, cell phone holders, furniture accessories, inflatable furniture, incense, incense holders, incense sticks and cones, candles, containers for trinkets and coins, toys, bags, wallets, key chains, sunglasses, stockings, personal care items

United States of America	CLAIRE’S CLUB	Registered	78/975464	09-Oct- 2002	2908865	07-Dec- 2004	14 Int. Tiaras, jewelry, earrings, necklaces, bracelets, and bracelets, necklaces and earrings sold in combination.

United States of America	CLAIRE’S CLUB	Registered	78/975469	09-Oct- 2002	2908868	07-Dec- 2004	25 Int. Hair goods, namely, bridal veils, floral head wreaths, headbands, head wraps, head scarves; apparel, namely, gloves, boas, footwear; slippers; flip flops; dress up shoes; dresses, capes, baseball hats and caps, visors, cowboy hats, socks belts.

United States of America	CLAIRE’S ETC.	Registered	75/057738	14-Feb- 1996	2065959	27-May- 1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tatoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S ETC.	Registered	75/079178	27-Mar- 1996	2064149	20-May- 1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S Logo	Registered	77/560510	02-Sep- 2008	3602239	07-Apr- 2009	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	CLAIRE’S OUTLET	Registered	85/872707	11-Mar- 2013	4610591	23-Sep- 2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair goods, clothing accessories, stationery products and the like

United States of America	SECRET SANTA CIRCLE	Registered	85/173806	10-Nov- 2010	4005371	02-Aug- 2011	35 Int. Providing online retail store services featuring clothing and fashion accessories via a website that has a specific feature that allows users to give and receive purchases through anonymousgift exchanges

United States of America	SENSITIVE SOLUTIONS	Registered	74/646373	13-Mar- 1995	1951435	23-Jan- 1996	14 Int. Jewelry.

United States of America	ICING BY CLAIRE’S	Registered	78/618255	04-Apr- 2005	3050863	01-Jan- 2006	35 Int. Retail store services dealing in women’s clothing and accessories

US Icing Marks

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

United States of America	ICING	Registered	77/473939	14-May- 2008	3743653	02-Feb- 2010

03 Int. Cosmetics, namely, nail polish, lip color, lip gloss, foundation, blush, eyeliner, cosmetic pencils, eye shadow, mascara, face powders, bronzers; fragrances, all sold exclusively in Icing by Claire’s stores

09 Int. Sunglasses; cellular phone cases.

14 Int. Jewelry, namely, earrings; necklaces; bracelets; rings; ornamental pins; watches; charms; jewelry cases.

18 Int. for Clutch purses; cosmetic cases sold empty; handbags, key cases; purses; shoulder bags; coin purses; leather key chains; imitation leather key chains; wallets.

20 Int. Picture frames; non-metal and non-leather key-chains

25 Int. Clothing, namely socks, hats, gloves, shirts; footwear; head scarves

26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, hair ornaments in the nature of hair wraps, hair pins, hair clips

35 Int. Retail store services featuring jewelry, women’s clothing, purses, accessories, footwear, cosmetics, picture frames

United States of America	ICING OUTLET	Registered	85/872705	11-Mar- 2013	4544654	03-Jun- 2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories, and stationery products.

United States of America	ICING STYLIZED	Registered	85/831738	24-Jan- 2013	4610511	23-Sep- 2014

03 Int. Soap; bath lotions; cleaning preparations, excluding hair care preparations; shoe cream; leather cleaning preparations; emery paper; pumice stones for personal use; perfumery; cosmetics; cosmetics kits and make-up kits comprised of lipstick, lip gloss, lip liner, eye shadow, makeup palettes, eyeliner, blush, face powder and foundations; makeup; non-medicated toiletries; perfumes; lipstick; lip gloss; nail polish; rouge; depilatories; shaving preparations; make-up removal preparations; antiperspirants; incense; air fragrancing preparations; powder having reflective qualities for topical application to the skin or hair for cosmetic purposes; nail stickers 09 Int. Sunglasses; telephones; compact discs and optical discs featuring music and music videos; cell phone straps; telephone covers not made of paper; cell phone holders; DVDs featuring music and music videos.

14 Int. Jewelry, rings, necklaces, bracelets, earrings, tiaras, belly chains, toe rings, body clips, ear cuffs, earring holders, ornamental pins; jewelry brooches.

16 Int. Instructional books relating to hairstyling, personal accessories, fashions and clothing fashions.

18 Int. Handbags; purses; wallets; backpacks; school bags; reusable shopping bags; umbrellas; key cases; vanity cases, not fitted.

21 Int Hair brushes; combs; large tooth hair combs; mugs, not of precious metal; drinking

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

glasses; beverage glassware for daily use, including cups as well as plates, pots and glass jars; sponges for household purposes; candlesticks; cosmetic brushes; applicator sticks for applying make-up; wands for applying lip gloss; china ornaments; baskets for domestic use, not of metal; water bottles sold empty; pottery, namely, mugs and bowls; candle holders; incense holders in the nature of incense burners.

25 Int. Clothing, namely, shirts, pants, coats, dresses and pajamas; battling suits; rainwear; gymnastic shoes; footwear, headwear; stockings; gloves; scarves; belts; sashes.

26 Int. Hair ornaments, brooches for clothing, belt buckles, buttons, hair curlers, other than hand implements, lace and embroidery, ribbons, barrettes, hair bows, hair pins, claw clips, hair ornaments in the nature of hair wraps.

28 Int. Toy animals; board games; dolls; plush toys.

35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing. accessories and stationery products.

United States of America	THE ICING	Registered	73/642264	20-Feb- 1987	1466727	24-Nov- 1987	42 Int. Retail clothing and clothing accessory store services.

United States of America	THE ICING	Registered	77/329699	14-Nov- 2007	3461876	08-Jul- 2008	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	THE ICING ACCESSORIES & Design	Registered	75/201596	21-Nov- 1996	2234841	23-Mar- 1999	35 Int. Retail store services featuring jewelry, women’s clothing and accessories.

Exhibit B

Mobile Application Agreement

[Attached]

PREDICTSPRING, INC.

CUSTOMER AGREEMENT

Customer: CBI Distributing Corp.	Customer: CBI Distributing Corp.	PredictSpring lnc
	Contact: Brian Thompson Address: 2400 W. Central Rd. Hoffman Estates. IL60192	Contact: Nitin Mangtani Address: 447 Rinconada Court Los Altos, CA 94022
	Phone: 847.765.1470	Phone: 650-917-9052
	Fax: 847-765-7221	Fax:
	E-Mail: brian.thompson@claires.com	E-Mail: nitin@predictspring.com

Fees:

•  For up to 100,000 app installs across Android and iPhone smart phones, if Customer opts to pay on a monthly basis the fee is $5,000 per month (the “Monthly Payment Option”), and if Customer opts to pay as a one-time upfront payment the total annual fee will be reduced to $50,000 (the “One Time Payment Option”).

•  For the Monthly Payment Option, payment is $5000 per month, invoiced for each month on the 7th day of that month.

•  For the One Time Payment Option, payment is $50,000 invoiced upon full execution of this Agreement.

•  Customer’s Selected Option (Customer to check one of the following):

    ☐ Monthly Payment Option

    ☒ One time Payment Option

•  After the Initial Term (as defined below) Customer’s selected billing/payment option shall always default to the Monthly Payment Option unless or until Customer provides written notice selecting the One Time Payment Option, and at that point the payment of $50,000 will be invoiced for the twelve (12) months beginning on the first day of the calendar month immediately following PredictSpring’s receipt of Customer’s notice.

Term: • One (1) year from the Effective Date (“Initial Term”), with cancellation any time after the Initial Term by either party with at least thirty (30) days prior written notice to the other party.

This Customer Agreement (“Agreement”) is entered into by and between PredictSpring, Inc. (“PredictSpring”) and the Customer listed above (“Customer”). This Agreement and the Terms and Conditions attached hereto set forth the entire understanding of the parties with respect to the subject matter described herein and constitutes the entire agreement between the parties, which shall be effective as of 4/6, 2015 (“Effective Date”). There shall be no force or effect to any different terms of any related purchase order or similar form even if signed by the parties after the date hereof.

CBI Distributing Corp.		PredictSpring, Inc.
By:	/s/ Brian Thompson	By:	/s/ Nitin Mangtani
Name:	Brian Thompson	Name:	Nitin Mangtani
Title:	Group Director Digital	Title:	CEO

TERMS AND CONDITIONS

1.	Services.

1.1 Subject to the terms and conditions of this Agreement, PredictSpring will provide Customer with access to its mobile commerce platform that provides (1) mobile application development and publishing services (the “Development Services”) for Customer to build native iOS and Android applications (“Applications”) and (2) hosting and support services for Application deployment described in Exhibit B (the “Subscription Services”) (the Development Services together with the Platform (defined below) and Subscription Services, the “Services”). PredictSpring’s mobile commerce platform described in this section shall be referred to as the “Platform.”

1.2 Customer will cooperate with PredictSpring in connection with the performance of this Agreement by making available such personnel and information as may be reasonably required by PredictSpring in providing the Services. Each party understands that the other party’s performance is dependent in part on its actions. Accordingly, each party will timely provide the other party with necessary items and assistance in connection with performance required under this Agreement. PredictSpring shall determine the time, place, methods, details and means of performing the Services, provided no such decision will relieve PredictSpring in any way of its obligation to perform Services in accordance with this Agreement. Customer will also cooperate with PredictSpring in establishing a password or other procedures for verifying that only designated employees of Customer have access to any administrative functions of the Services. Customer will be responsible for maintaining the security of Customer’s account with PredictSpring, passwords (including administrative and user passwords) and files, and for all uses of Customer’s account, in accordance with Customer’s standard practices in use for its own security related responsibilities outside of this Agreement. Customer shall not share with any third party any such account or password without the prior written consent of PredictSpring.

Service Level Agreement. PredictSpring will use commercially reasonable efforts to make the Subscription Services available in accordance with the Service Level Agreement attached hereto as Exhibit A, Customer’s remedies for failure to meet the SLA are set forth in Exhibit A.

2. Customer Obligations.

2.1 Customer hereby authorizes and grants PredictSpring a right and license to, according to Customer’s specific instructions, (1) submit its Application on Customer’s behalf to the applicable third party platform (“3rd Party Platform”), (ii) upgrade or update its Platform resource files, to the extent such upgrade or update is applicable and/or required or as otherwise permitted by this Agreement (such upgrades or updates to be referred to as the “Upgrades”), and (iii) remove an Application from the 3rd Party Platform. Customer acknowledges and agrees that PredictSpring cannot guarantee the acceptance of an Application by any 3rd Party Platform. Customer is responsible for complying with all applicable terms of use, standards or guidelines of all applicable 3rd Party Platforms (“Platform Guidelines”). Notwithstanding anything otherwise written, all Upgrades will be provided at no additional charge to Customer.

2.2 Customer may not knowingly provide to any person or export or re-export or allow the export or re-export of the Services or anything related thereto or any direct product thereof in violation of any applicable laws or regulations. Customer’s use of the Services and all Customer Content (as defined below) will comply with all applicable laws and regulations. PredictSpring will have no responsibility and will not be liable for Customer or its end users’ use of the Services in violation of the foregoing. Customer is and will be at all times responsible for all distribution channels and other methods of offering Applications to end users. PredictSpring will not publish any Application which violates any applicable law or Platform Guideline.

3. Confidentiality: Restrictions. Each party (the “Receiving Party”) understands that the other party (the “Disclosing Party”) has disclosed or may disclose business, technical or financial information relating to the Disclosing Party’s business (hereinafter referred to as “Proprietary Information” of the Disclosing Party). The Receiving Party agrees: (i) to take reasonable precautions to protect such Proprietary Information, and (ii) not to use (except as expressly permitted herein) or divulge to any third person any such Proprietary Information. The Disclosing Party agrees that the foregoing shall not apply with respect to any information after two (2) years (except that in the case of trade secrets, the confidentiality obligations will continue until such information is no longer considered a trade secret) following the disclosure thereof or any information that the Receiving Party can document (a) is or becomes generally available to the public, or (b) was in its possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to it without restriction by a third party, or (d) was independently developed without use of any Proprietary Information of the Disclosing Party or (e) is required by law. Further, except as expressly authorized by PredictSpring, Customer will not, and will not permit any third party to reverse engineer or otherwise attempt to discover the source code or underlying structure or algorithms of the Services, including the Applications (except to the extent such restrictions are contrary to applicable law), modify or create derivative works based on the Services, or otherwise use the Services outside of the scope permitted under this Agreement.

4.	Intellectual Property Rights.

4.1 PredictSpring owns and will retain all right, title and interest in and to the Services, including PredictSpring’s Platform, mobile workbench, and Applications. No rights are granted to the Customer hereunder other than as expressly set forth herein. As between the parties, Customer Content (as defined below) will be owned by Customer. Customer will be solely responsible for the accuracy, quality, integrity and legality of Customer Content. Customer hereby grants to PredictSpring a limited, non-exclusive, worldwide license to use, reproduce, create derivative works of distribute, publicly perform and display Customer Content solely to provide the Services to Customer. “Customer Content” means any information, data, graphics, content and other materials provided or made available to PredictSpring by Customer or Customer’s end users in the course of receiving or using Services.

4.2 PredictSpring shall have the right to collect and analyze data and other information relating to the use and performance of various aspects of the Services and related systems and technologies and PredictSpring will be free to (i) use such information and data (during and after the term hereof) to improve and enhance the Services and for other development, diagnostic and corrective purposes in connection with the Services and other PredictSpring offerings, and (ii) use and disclose such data in aggregate or other anonymous and de-identified form for marketing purposes and otherwise in connection with its business. Further, if you provide PredictSpring any feedback, ideas, concepts or suggestions about PredictSpring’s Services, business, technology or Confidential

Information (“Feedback”), you grant PredictSpring, without charge, the fully paid-up, irrevocable right and license to use, share, commercialize and otherwise fully exercise and exploit your Feedback and all related rights (and to allow others to do so) In any way and for any purpose. These rights survive termination of this Agreement in perpetuity.

5. Payment of Fees. Customer will pay PredictSpring the Fees set forth in this Agreement Payment will be due within thirty (30) days of Customer’s receipt of a valid invoice. Unpaid Fees are subject to a finance charge of one percent (1.0%) per month, or the maximum permitted by law, whichever is lower, if such unpaid Fees remain open at least fifteen (15) days after PredictSpring’s express written notice to Customer regarding such unpaid fees. Further, if Customer has not paid any unpaid Fees within fifteen (15) days of PredictSpring’s express written notice, PredictSpring may restrict or suspend Customer’s access to the Services until the time Customer’s payment for unpaid Fees is received. Customer is solely responsible for collecting and paying any fees associated with transactions between Customer’s end users and Customer.

6. Termination. Either party may terminate this Agreement upon written notice to the other party if the other party materially breaches this Agreement and does not cure such breach within thirty (30) days after receiving written notice of such breach. Either party may terminate this Agreement, upon written notice, (i) upon the institution by or against the other party of insolvency, receivership or bankruptcy proceedings, (ii) upon the other party’s making an assignment for the benefit of creditors, or (iii) upon the other party’s dissolution or ceasing to do business. Termination or expiration of this Agreement shall not affect any rights or obligations of the parties, including the payment of amounts due, which have accrued up to the date of such termination or expiration. All fees are non-refundable except as expressly stated herein. Upon termination or expiration of this Agreement, the provisions of Sections 4,4,6,8,9, and 10 shall survive and shall continue in full force and effect in accordance with their terms. Notwithstanding any other provision of this Agreement, if Monthly Uptime Percentage (as defined in Exhibit A) for any month of this Agreement is lower than 95% percent (95%), that qualifies as a material breach hereunder, and if such breach leads to Customer’s termination of this Agreement in accordance with this Section 6, PredictSpring will refund any amount paid by Customer covering any time after such termination date.

7.	Warranties; Disclaimer.

7.1 Each party represents and warrants that: (a) any and all activities it undertakes in connection with this Agreement shall be performed in compliance with all applicable laws and regulations, including, without limitation, data privacy laws and regulations; and (b) their materials provided or included as part of the Services does not infringe any third party intellectual property right.

7.2 PREDICTSPRING MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT PREDICTSPRING DOES NOT WARRANT THAT THE SERVICES WILL MEET CUSTOMER’S REQUIREMENTS OR THAT PERFORMANCE OF THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE INCLUDING ANY ERRORS OR OMISSIONS IN THE SEARCH RESULTS OBTAINED THROUGH USE OF THE SERVICES.

8. Limitation of Liability. EXCEPT FOR BREACH OF SECTIONS 3 (CONFIDENTIALITY) OR 4.1 (INTELLECTUAL PROPERTY RIGHTS), IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (A) ANY INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE DELAY OR INABILITY TO USE THE SERVICES (INCLUDING LOST PROFITS) OR (B) ANY OTHER DAMAGES IN EXCESS OF TEN THOUSAND DOLLARS ($10,000), IN EACH CASE WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. THE FOREGOING LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY AND TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, BUT IN NO WAY WILL APPLY TO ANY INJURY OR DEATH TO ANY PERSON OR DAMAGE TO ANY PROPERTY CAUSED BY GROSS NEGLIGENCE OR WILFUL MISCONDUCT.

9. Publicity. PredictSpring may use Customer’s name and logo on PredictSpring’s website and marketing materials to identify Customer as a customer of PredictSpring. PredictSpring may issue a press release regarding this Agreement and the relationship between the parties, subject to Customer’s prior approval (not to be unreasonably withheld).

10.	Indemnification.

10.1 PredictSpring agrees to indemnify, defend, and hold harmless Customer against any liabilities, damages and costs (including reasonable attorneys’ fees) payable to a third party arising out of a third party claim alleging that the Application as provided by PredictSpring (excluding any Customer Content) infringe any third party intellectual property right.

10.2 Notwithstanding the foregoing, PredictSpring will have no obligation under this section or otherwise with respect to any infringement claim to the extent based upon (i) any unauthorized use, reproduction, or distribution of the Application or any breach of this Agreement by Customer, (ii) any combination of the Application with other products, equipment, software, uses or data not supplied, authorized or recommended by PredictSpring, (iii) any modification of the Application by any person other than PredictSpring or its authorized agents or contractors or (iv) any activity after PredictSpring has provided Customer with a work around or modification that would have avoided such issue without materially adversely affecting the functionality or availability of the Application. If PredictSpring reasonably believes that all or any portion of the Application, or the use thereof, is likely to become the subject of any infringement claim, suit or proceeding, PredictSpring will procure, at PredictSpring’s expense, for Customer the right to continue using the Services in accordance with the terms hereof, replace or modify the allegedly infringing Application to make it non-infringing, or, in foe event the preceding is infeasible or not commercially practicable, PredictSpring may, in its sole discretion, terminate this Agreement upon written notice to Customer and refund to Customer any prepaid amounts for unused services related to the Application.

10.3 Customer agrees to indemnify, defend, and hold harmless PredictSpring against any liabilities, damages and costs (including reasonable attorneys’ fees) payable to a third party arising in connection with any claim or action that arises from Customer’s alleged violation of any applicable law, regulation or Platform Guideline, or otherwise from Customer’s use of Services.

10.4 Each party’s Indemnification obligations are conditioned on the party seeking indemnity providing the other party with (i) prompt written notice of any claim, (ii) sole control over defense and settlement of the claim, and (ii) reasonable assistance with defense and settlement. The indemnifying party shall not enter into any settlement or compromise of any claim without the indemnified party’s prior written consent, which shall not be unreasonably withheld, unless the settlement resolves such claim without liability or impairment to the indemnified party or its rights.

11. General. For all purposes under this Agreement each party shall be and act as an independent contractor and shall not bind nor attempt to bind the other to any contract. PredictSpring will be solely responsible for its income taxes in connection with this Agreement and Customer will be responsible for sales, use and similar taxes, if any. PredictSpring will be responsible for performance of its agents and subcontractors under this Agreement. This Agreement and any dispute arising hereunder shall be governed by the laws of the State of California, without regard to the conflicts of law provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover reasonable costs and attorneys’ fees. Without limiting anything herein, and except for payment obligations, neither party shall have any liability for any failure or delay resulting from any condition beyond the reasonable control of such party, including but not limited to governmental action or acts of terrorism, earthquake or other acts of God, labor conditions and power failures. Neither party shall have the right to assign this Agreement, except that either party may assign its rights and obligations without consent to a successor to substantially all its relevant assets or business. No waiver, change, or modification to this Agreement will be effective unless in writing signed by both parties. Any notices in connection with this Agreement will be in writing and sent by, email, first class US mail, confirmed facsimile or major overnight delivery courier service, all to the address specified on the cover sheet of this Agreement or such other address as may be properly specified by written notice hereunder. The parties agree that this Agreement may be signed by manual or facsimile signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated so that this Agreement shall otherwise remain in full force and effect and enforceable.

EXHIBIT A

PredictSpring, Inc. Subscription Service Level Agreement

Subscription Service SLA. During the term of the Agreement the Platform will be operational and available to Customer’s end users at least 99.9% of the time in any calendar month (the “SLA”). If PredictSpring does not meet the SLA, and if Customer meets its obligations under this SLA and the Agreement, Customer will be eligible to receive the Service Credits described below. This Exhibit A states Customer’s sole and exclusive remedy for any failure by PredictSpring to meet the SLA.

Definitions. The following definitions shall apply to the SLA.

•	“Downtime” means, for a mobile application, if there is more than a five percent User Error Rate (as defined below). Downtime is measured based on server side error rate.

•	“Monthly Uptime Percentage” means total number of minutes in a calendar month minus the number of minutes of Downtime suffered in a calendar month, divided by the total number of minutes in a calendar month.

•	“User Error Rate” means the number of instances of failure to make requests from the Application to PredictSpring’s backend cloud services, divided by the number of requests made in any given month, provided that the foregoing shall not include failures related to cellular connection or any failure caused by cellular networks, including timing out

•	“Service Credit” means the following:

Monthly Uptime Percentage	Monetary credit equal to the value of days of service (calculated by dividing the monthly Fee by 30) applied to the next month’s Invoice
<99.0% - > = 97.0%	1
< 97.0% - > = 95.0%	3
<95.0%	5

Customer Must Request Service Credit. In order to receive any of the Service Credits described above, Customer must notify PredictSpring within thirty (30) days from the time Customer becomes eligible to receive a Service Credit. Failure to comply with this requirement will forfeit Customer’s right to receive a Service Credit.

Maximum Subscription Service Credit. The aggregate maximum number of Service Credits to be issued by PredictSpring to Customer for all Downtime that occurs in a single calendar month shall not exceed fifteen (15) days of the Subscription Service added to the end of the Initial Term or any subsequent twelve (12) month time period thereafter for the Subscription Service (or the value of fifteen (15) days of service in the form of a monetary credit if Customer has then currently opted for the Monthly Billing Option). Service Credits may not be exchanged for, or converted to, monetary amounts, except when Customer has opted for the Monthly Billing Option.

SLA Exclusions. The SLA does not apply for any performance issues: (i) caused by factors described in the “Force Majeure” section of the Agreement; or (ii) that resulted from Customer’s equipment or Customer’s third party equipment, or both (not within the primary control of PredictSpring).

EXHIBIT B

PredictSpring, Inc. Subscriptions Services

Major features provided by PredictSpring Mobile platform. These features are dependent on customer providing appropriate access to APIs and data.

1.	Instant Search: Consumers can search for products by just entering a single character, as they enter more characters, search results change instantly in mobile app

2.	Merchandized Layouts: Customize individual layouts with products, promotions, videos and images

3.	UI Customizations: Customize Fonts, Button Colors, Price Text Color, Cell Borders and Layouts Backgrounds

4.	Advanced Facet Settings: Define what attributes users can do faceted searches and buckets for pricing

5.	Store Locator: Search for stores using GPS, ZipCode or City

6.	Push Notifications: Ability to send push notifications to any of the users who have opted for notifications

7.	Automatic Product Feed: Automatically push product feed to PredictSpring on daily basis

8.	Barcode Scanning: Allow users to scan barcode in-store and see the product details on the mobile app

9.	Facebook Login and WishList: Login with Facebook account manage WishList of items

10.	Menu Customization: Customize Hamburger menu and items you like to be listed in the menu

11.	Google Analytics: Integration with GA to view usage and analytics

12.	BazaarVoice—Ratings and Reviews: Support for ratings and reviews in product detail page
Additional Support Services

1.	Standard (non severe) issues: For standard support requests, Customer can email to the below address to file a support ticket:

support@predictspring.zendesk.com

The hours during which PredictSpring will respond to emailed support tickets are:

Mon - Fri 9AM - 5PM Pacific time

PredictSpring’s response time goal is to respond within twenty four (24) hours or receipt.

2.	Severe issues (app is crashing and there is downtime from PredictSpring’s backend server): Customer can call PredictSpring’s support hotline at:

1-866-565-0251

(Ext#2, or Dial 0 for operator)

PREDICTSPRING, INC.

ADDENDUM TO CUSTOMER AGREEMENT

Customer: CBI Distributing Corp	Contact: James Spencer
Address:	Phone:
E-Mail: james.Spencer@claires.com
Terms and Fees:
• $60,000 for up to 200,000 app installs across Android and iPhone devices.
• 1 Year Term from Effective Date
• Platform support for premium features: Instagram Shop-the-Look, Geofencing.
• Payment of $60,000 shall be made within 30 days of signing this agreement.

This Addendum to Customer Agreement (“Addendum”) is made by and between PredictSpring, Inc. (“PredictSpring”) and CBI Distributing Corp (“Customer”).

This Agreement and the Terms and Conditions are based on the Master Customer Agreement signed between PredictSpring and Customer as parties on April 6th, 2015.

This Agreement shall be effective as of March 31st, 2016 (“Effective Date”). There shall be no force or effect to any different terms of any related purchase order or similar form even if signed by the parties after the date hereof.

CBI Distributing Corp		PredictSpring, Inc.
By:	/s/ James Spencer	By:	/s/ Nitin Mangtani
Name:	James Spencer	Name:	Nitin Mangtani
Title:	Director of Development	Title:	CEO

Exhibit C

Confirmatory Claire’s Trademark Assignment Agreement

[Attached]

Confirmatory Claire’s Trademark Assignment Agreement

This Confirmatory Claire’s Trademark Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CBI Distributing Corp., a corporation organized and existing under the laws of Delaware (“CBI”), in favor of CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware, and having a business address of 2400 West Central Road, Hoffman Estates, IL 60192 (“Holdings”).

A. Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”). CBI sold, transferred, conveyed, and assigned to Holdings an undivided 17.5% ownership interest in and to the CLAIRE’S marks covered by the United States federal registrations listed on Schedule A, and any existing variation of these marks used solely in the United States and all common law rights to same (the “US Claire’s Marks”), together with a corresponding, proportional and joint interest in the goodwill of the businesses associated therewith; and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of this undivided interest in the US Claire’s Marks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, CBI confirms having sold, transferred, conveyed, and assigned to Holdings, as of the Effective Date, an undivided 17.5% ownership interest in and to the US Claire’s Marks, including without limitation a corresponding, proportional and joint interest in the goodwill associated with the business symbolized by the US Claire’s Marks and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Claire’s Marks. CBI authorizes and requests that the Commissioner of Patents and Trademarks of the United States record Holdings as a joint owner with CBI of the United States federal registrations listed on Schedule A.

IN WITNESS WHEREOF, CBI has executed this Confirmatory Assignment effective as of the Effective Date.

CBI Distributing Corp.

/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel

Date:	September 20, 2016

Schedule A2

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods
United States of America	...IT’S AT CLAIRE’S	Registered	77/883682	01-Dec-2009	3817929	13-Jul-2010	35 Int. Retail store services featuring jewelry, clothing, cosmetics, toiletries, hair goods and accessories, namely, hand bags, shoes, hats, belts, wallets, eyeglass cases, key chains, jewelry boxes, desk accessories, cell phone accessories, pet accessories

United States of America	CLAIRE’S	Registered	78/975449	04-Nov-2003	2908859	07-Dec-2004	16 Int. Stationary, notebooks, address books, diaries, temporary tattoos, photo albums.

United States of America	CLAIRE’S	Registered	78/975445	31-JuI-2002	2951866	17-May-2005	03 Int. Cosmetics, namely lip gloss wands, lipstick, hair dyes, blush, antiperspirants, perfume balm, powder having reflective qualities for topical application to the skin or hair for cosmetic purposes, bath and body gels, bath and body lotions, nail polish, hair lotions.

United States of America	CLAIRE’S	Registered	74/517854	28-Apr-1994	1925359	10-Oct-1995	14 Int. Jewelry, namely earrings, necklaces, rings, bracelets, ornamental pins, and hair ornaments.

United States of America	CLAIRE’S	Registered	74/517853	28-Apr-1994	1890335	18-Apr-1995	42 Int. Retail store services featuring ladies’ clothing accessories and jewelry.

United States of America	CLAIRE’S	Registered	78/975454	31-Jul-2002	2925470	08-Feb-2005	25 Int. Clothing, namely socks, hats, gloves, shirts.

United States of America	CLAIRE’S	Registered	78/975452	31-Jul-2002	2967212	12-Jul-2005	20 Int. Containers made primarily of plastic for holding trinkets and coins.

United States of America	CLAIRE’S	Registered	74/518090	28-Apr-1994	1929317	24-Oct-1995	05 Int. Ear drops for application on pierced ears.

United States of America	CLAIRE’S	Registered	78/975382	01-Jul-2003	2974652	19-Jul-2005	35 Int. Issuing gift certificates which may be redeemed for goods.

United States of America	CLAIRE’S	Registered	78/589527	17-Mar-2005	3319826	23-Oct-2007	03 Int. Personal care items, namely, razors, razor blades, shaving creams and foams, depilatories, fragrance, toothpaste, tooth brushes, dental floss, tooth whitener, mouthwash, breath fresheners, and make-up remover cleansers.

United States of America	CLAIRE’S	Registered	78/149317	31-Jul-2002	3190839	02-Jan-2007	35 Int. retail store services dealing in notions, cosmetics, jewelry, stationery products, hair goods, clothing accessories and the like primarily for women and girls

United States of America	CLAIRE’S	Registered	78/975446	31-Jul-2002	2908857	07-Dec-2004	09 Int. Cell phone holders.

United States of America	CLAIRE’S	Registered	78/975448	31-Jul-2002	2996103	13-Sep-2005	14 Int. jewelry, belly chains, bracelets, toe rings, body clips, ear cuffs, earring holders.

[2]	Pursuant to this Agreement, CBI sells, transfers, conveys and assigns to Holdings an undivided 17.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A. Holdings acknowledges that CBI has retained and shall continue to own an undivided 82.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A.

United States of America	CLAIRE’S	Registered	78/975453	04-Nov-2003	2900024	02-Nov-2004	24 Int. Pillows, pillow cases.

United States of America	CLAIRE’S	Registered	78/269386	01-Jul-2003	2978984	26-Jul-2005	16 Int. stationery

United States of America	CLAIRE’S	Registered	74/512656	14-Apr-1994	1891172	25-Apr-1995	25 Int. Women’s stockings

United States of America	CLAIRE’S	Registered	78/975455	31-Jul-2002	2908861	07-Dec-2004	26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, claw clips, head wraps.

United States of America	CLAIRE’S & CIRCLE A Design	Registered	76/064166	06-Jun-2000	2623039	24-Sep-2002	35 Int. Retail store services dealing in men and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing, women’s clothing accessories, namely, handkerchiefs, scarves, jewelry, hair bands, hair goods, cosmetics, and perfumes.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/619578	10-Jan-1995	1956047	13-Feb-1996	42 Int. Retail store services featuring ladies accessories.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/586876	18-Oct-1994	1946557	09-Jan-1996	42 Int. Retail store services featuring ladies clothing accessories and jewelry.

United States of America	CLAIRE’S ACCESSORIES & CIRCLE A Design	Registered	75/331385	28-Jul-1997	2294937	30-Nov-1999	35 Int. Retail store services dealing with men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing including women’s clothing, perfumes, hair goods and handkerchiefs.

United States of America	CLAIRE’S BOUTIQUES & Design	Registered	73/653581	06-Apr-1987	1514045	22-Nov-1988	42 Int. Retail store services for the sale of lady accessories.

United States of America	CLAIRE’S CLUB	Registered	78/975466	09-Oct-2002	2908866	07-Dec-2004	18 Int. Bags, namely, backpacks, tote bags and wallets.

United States of America	CLAIRE’S CLUB	Registered	78/975462	09-Oct-2002	2908863	07-Dec-2004	09 Int. Sunglasses; telephones.

United States of America	CLAIRE’S CLUB	Registered	78/975461	09-Oct-2002	2908862	07-Dec-2004	03 Int. Cosmetics.

United States of America	CLAIRE’S CLUB	Registered	78/172438	09-Oct-2002	2908191	07-Dec-2004	26 Int. hair goods, namely, clips, hair bows, ponytail twisters, hair bands, hair claws, snap clips, snap tops, salon clips, bobby pins; artificial flower bridal bouquets

United States of America	CLAIRE’S CLUB	Registered	78/554003	26-Jan-2005	3343775	27-Nov-2007	35 Int. Retail services featuring notions, cosmetics, jewelry, hair care products, hair goods, clothing and accessories, toiletry products, jewelry, stationery products, automobile accessories, removable tattoos, pillows, pillow cases, cell phone holders, furniture accessories, inflatable furniture, incense, incense holders, incense sticks and cones, candles, containers for trinkets and coins, toys, bags, wallets, key chains, sunglasses, stockings, personal care items

United States of America	CLAIRE’S CLUB	Registered	78/975464	09-Oct-2002	2908865	07-Dec-2004	14 Int. Tiaras, jewelry, earrings, necklaces, bracelets, and bracelets, necklaces and earrings sold in combination.

United States of America	CLAIRE’S CLUB	Registered	78/975469	09-Oct-2002	2908868	07-Dec-2004	25 Int. Hair goods, namely, bridal veils, floral head wreaths, headbands, head wraps, head scarves; apparel, namely, gloves, boas, footwear; slippers; flip flops; dress up shoes; dresses, capes, baseball hats and caps, visors, cowboy hats, socks belts.

United States of America	CLAIRE’S ETC.	Registered	75/057738	14-Feb-1996	2065959	27-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tatoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S ETC.	Registered	75/079178	27-Mar-1996	2064149	20-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S Logo	Registered	77/560510	02-Sep-2008	3602239	07-Apr-2009	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	CLAIRE’S OUTLET	Registered	85/872707	11-Mar-2013	4610591	23-Sep-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair goods, clothing accessories, stationery products and the like

United States of America	SECRET SANTA CIRCLE	Registered	85/173806	10-Nov-2010	4005371	02-Aug-2011	35 Int. Providing online retail store services featuring clothing and fashion accessories via a website that has a specific feature that allows users to give and receive purchases through anonymousgift exchanges

United States of America	SENSITIVE SOLUTIONS	Registered	74/646373	13-Mar-1995	1951435	23-Jan-1996	14 Int. Jewelry.

United States of America	ICING BY CLAIRE’S	Registered	78/618255	04-Apr-2005	3050863	01-Jan-2006	35 Int. Retail store services dealing in women’s clothing and accessories

Exhibit D

Confirmatory Icing Trademark Assignment Agreement

[Attached]

Confirmatory Icing Trademark Assignment Agreement

This Confirmatory Icing Trademark Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CBI Distributing Corp., a corporation organized and existing under the laws of Delaware (“CBI”), in favor of CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware, and having a business address of 2400 West Central Road, Hoffman Estates, IL 60192 (“Holdings”).

A. Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”), CBI sold, transferred, conveyed, and assigned to Holdings all of its right, title, and interest in and to the ICING marks covered by the United States federal registrations listed on Schedule A, and any existing variation of these marks used solely in the United States and all common law rights to same (the “US Icing Marks”), together with the goodwill of the businesses associated therewith; and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of the US Icing Marks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, CBI confirms having sold, transferred, conveyed, and assigned to Holdings, as of the Effective Date, all of CBI’s right, title, and interest in and to the US Icing Marks, including without limitation all goodwill associated with the business symbolized by the US Icing Marks, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Icing Marks. CBI authorizes and requests that the Commissioner of Patents and Trademarks of the United States record Holdings as the owner of the United States federal registrations listed on Schedule A.

IN WITNESS WHEREOF, CBI has executed this Confirmatory Assignment effective as of the Effective Date.

CBI Distributing Corp.

/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel

Date:	September 20, 2016

Schedule A

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods
United States of America	ICING	Registered	77/473939	14-May-2008	3743653	02-Feb-2010

03 Int. Cosmetics, namely, nail polish, lip color, lip gloss, foundation, blush, eyeliner, cosmetic pencils, eye shadow, mascara, face powders, bronzers; fragrances, all sold exclusively in Icing by Claire’s stores

09 Int. Sunglasses; cellular phone cases.

14 Int. Jewelry, namely, earrings; necklaces; bracelets; rings; ornamental pins; watches; charms; jewelry cases.

18 Int. for Clutch purses; cosmetic cases sold empty; handbags, key cases; purses; shoulder bags; coin purses; leather key chains; imitation leather key chains; wallets.

20 Int. Picture frames; non-metal and non-leather key-chains

25 Int. Clothing, namely socks, hats, gloves, shirts; footwear; head scarves

26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, hair ornaments in the nature of hair wraps, hair pins, hair clips

35 Int. Retail store services featuring jewelry, women’s clothing, purses, accessories, footwear, cosmetics, picture frames

United States of America	ICING OUTLET	Registered	85/872705	11-Mar-2013	4544654	03-Jun-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories, and stationery products.

United States of America	ICING STYLIZED	Registered	85/831738	24-Jan-2013	4610511	23-Sep-2014

03 Int. Soap; bath lotions; cleaning preparations, excluding hair care preparations; shoe cream; leather cleaning preparations; emery paper; pumice stones for personal use; perfumery; cosmetics; cosmetics kits and make-up kits comprised of lipstick, lip gloss, lip liner, eye shadow, makeup palettes, eyeliner, blush, face powder and foundations; makeup; non-medicated toiletries; perfumes; lipstick; lip gloss; nail polish; rouge; depilatories; shaving preparations; make- up removal preparations; antiperspirants; incense; air fragrancing preparations; powder having reflective qualities for topical application to the skin or hair for cosmetic purposes; nail stickers

09 Int. Sunglasses; telephones; compact discs and optical discs featuring music and music videos; cell phone straps; telephone covers not made of paper; cell phone holders; DVDs featuring music and music videos.

14 Int. Jewelry, rings, necklaces, bracelets, earrings, tiaras, belly chains, toe rings, body clips, ear cuffs, earring holders, ornamental pins; jewelry brooches.

16 Int. Instructional books relating to hairstyling, personal accessories, fashions and clothing fashions.

18 Int. Handbags; purses; wallets; backpacks; school bags; reusable shopping bags; umbrellas; key cases; vanity cases, not fitted.

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

21 Int. Hair brushes; combs; large tooth hair combs; mugs, not of precious metal; drinking glasses; beverage glassware for daily use, including cups as well as plates, pots and glass jars; sponges for household purposes; candlesticks; cosmetic brushes; applicator sticks for applying make-up; wands for applying lip gloss; china ornaments; baskets for domestic use, not of metal; water bottles sold empty; pottery, namely, mugs and bowls; candle holders; incense holders in the nature of incense burners.

25 Int. Clothing, namely, shirts, pants, coats, dresses and pajamas; bathing suits; rainwear; gymnastic shoes; footwear, headwear; stockings; gloves; scarves; belts; sashes.

26 Int. Hair ornaments, brooches for clothing, belt buckles, buttons, hair curlers, other than hand implements, lace and embroidery, ribbons, barrettes, hair bows, hair pins, claw clips, hair ornaments in the nature of hair wraps.

28 Int. Toy animals; board games; dolls; plush toys.

35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories and stationery products.

United States of America	THE ICING	Registered	73/642264	20-Feb-1987	1466727	24-Nov-1987	42 Int. Retail clothing and clothing accessory store services.

United States of America	THE ICING	Registered	77/329699	14-Nov-2007	3461876	08-Jul-2008	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	THE ICING ACCESSORIES & DESIGN	Registered	75/201596	21-Nov-1996	2234841	23-Mar-1999	35 Int. Retail store services featuring jewelry, women’s clothing and accessories.

Exhibit E

Confirmatory Domain Name Assignment Agreement

[Attached]

Confirmatory Domain Name Assignment Agreement

This Confirmatory Domain Name Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CBI Distributing Corp., a corporation organized and existing under the laws of Delaware (“CBI”), in favor of CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware (“Holdings”).

A Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”), CBI sold, transferred, conveyed, and assigned to Holdings all of its right, title, and interest in and to the domain names listed on Schedule A (the “Domain Names”); and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of the Domain Names.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, CBI confirms having sold, transferred, conveyed, and assigned to Holdings, as of the Effective Date, all of CBI’s right, title, and interest in and to the Domain Names, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the Domain Names. CBI authorizes and requests that any applicable Internet domain name registry record Holdings as the owner of the Domain Names listed on Schedule A.

IN WITNESS WHEREOF, CBI has executed this Confirmatory Assignment effective as of the Effective Date.

CBI Distributing Corp.

/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Vice President and Associate General Counsel

Date:	September 20, 2016

Schedule A

blingyourbff.com	clairestores.biz
claires.adult	clairestores.com
claires.biz	clairestores.info
claires.blackfriday	clairestores.us
claires.boutique	icing.biz
claires.career	icing.blackfriday
claires.careers	icing.boutique
claires.com	icing.career
claires.info	icing.careers
claires.jobs	icing.com
claires.marketing	icing.fashion
claires.net	icing.info
claires.org	icing.marketing
claires.porn	icing.social
claires.social	icing.us
claires.us	icing.xxx (blocked)
claires.xxx (blocked)	icingbyclaires.com
clairesaccessories.biz	icingice.com
clairesaccessories.com	icings.biz
clairesaccessories.info	icings.info
clairesaccessories.us	icings.us
clairesboutique.biz	itsatclaires.com
clairesboutique.info	secretsantacircle.com
clairesboutique.us	theicing.biz
clairesboutiques.biz	theicing.com
clairesboutiques.com	theicing.info
clairesboutiques.info	theicing.net
clairesboutiques.us	theicing.org
clairescareers.com	theicing.us
clairesclub.com
clairescorp.com clairescorporation.com clairesglobalstyle.com
clairesglobalstyles.com
clairesinc.com clairesint.com clairesmail.com
clairesmail.net
clairesmail.org clairespromstyle.com clairesretail.com clairessa.com clairesstores.biz clairesstores.info clairesstores.us

Exhibit B

Domain Names

blingyourbff.com	clairesstores.info
claires.adult	clairesstores.us
claires.biz	clairestores.biz
claires.blackfriday	clairestores.com
claires.boutique	clairestores.info
claires.career	clairestores.us
claires.careers	icing.biz
claires.com	icing.blackfriday
claires.info	icing.boutique
claires.jobs	icing.career
claires.marketing	icing.careers
claires.net	icing.com
claires.org	icing.fashion
claires.porn	icing.info
claires. social	icing.marketing
claires.us	icing.social
claires.xxx (blocked)	icing.us
clairesaccessories.biz	icing.xxx (blocked)
clairesaccessories.com	icingbyclaires.com
clairesaccessories.info	icingice.com
clairesaccessories.us	icings.biz
clairesboutique.biz	icings.info
clairesboutique.info	icings.us
clairesboutique.us	itsatclaires.com
clairesboutiques.biz	secretsantacircle.com
clairesboutiques.com	theicing.biz
clairesboutiques.info	theicing.com
clairesboutiques.us	theicing.info
clairescareers.com	theicing.net
clairesclub.com	theicing.org
clairescorp.com	theicing.us
clairescorporation.com clairesglobalstyle.com clairesglobalstyles.com clairesinc.com clairesint.com
clairesmail.com
clairesmail.net clairesmail.org clairespromstyle.com clairesretail.com clairessa.com clairesstores.biz

8

US Claire’s Marks1

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

United States of America	...IT’S AT CLAIRE’S	Registered	77/883682	01-Dec-2009	3817929	13-Jul- 2010	35 Int. Retail store services featuring jewelry, clothing, cosmetics, toiletries, hair goods and accessories, namely, hand bags, shoes, hats, belts, wallets, eyeglass cases, key chains, jewelry boxes, desk accessories, cell phone accessories, pet accessories

United States of America	CLAIRE’S	Registered	78/975449	04-Nov-2003	2908859	07-Dec-2004	16 Int. Stationary, notebooks, address books, diaries, temporary tattoos, photo albums.

United States of America	CLAIRE’S	Registered	78/975445	31-Jul-2002	2951866	17-May-2005	03 Int. Cosmetics, namely lip gloss wands, lipstick, hair dyes, blush, antiperspirants, perfume balm, powder having reflective qualities for topical application to the skin or hair for cosmetic purposes, bath and body gels, bath and body lotions, nail polish, hair lotions.

United States of America	CLAIRE’S	Registered	74/517854	28-Apr-1994	1925359	10-Oct-1995	14 Int. Jewelry, namely earrings, necklaces, rings, bracelets, ornamental pins, and hair ornaments.

United States of America	CLAIRE’S	Registered	74/517853	28-Apr-1994	1890335	18-Apr-1995	42 Int. Retail store services featuring ladies’ clothing accessories and jewelry.

United States of America	CLAIRE’S	Registered	78/975454	31-Jul-2002	2925470	08-Feb-2005	25 Int. Clothing, namely socks, hats, gloves, shirts.

United States of America	CLAIRE’S	Registered	78/975452	31-Jul-2002	2967212	12-Jul-2005	20 Int. Containers made primarily of plastic for holding trinkets and coins.

United States of America	CLAIRE’S	Registered	74/518090	28-Apr-1994	1929317	24-Oct-1995	05 Int. Ear drops for application on pierced ears.

United States of America	CLAIRE’S	Registered	78/975382	01-Jul-2003	2974652	19-Jul-2005	35 Int. Issuing gift certificates which may be redeemed for goods.

United States of America	CLAIRE’S	Registered	78/589527	17-Mar-2005	3319826	23-Oct-2007	03 Int. Personal care items, namely, razors, razor blades, shaving creams and foams, depilatories, fragrance, toothpaste, tooth brushes, dental floss, tooth whitener, mouthwash, breath fresheners, and make-up remover cleansers.

United States of America	CLAIRE’S	Registered	78/149317	31-Jul-2002	3190839	02-Jan- 2007	35 Int. retail store services dealing in notions, cosmetics, jewelry, stationery products, hair goods, clothing accessories and the like primarily for women and girls

United States of America	CLAIRE’S	Registered	78/975446	31-Jul-2002	2908857	07-Dec-2004	09 Int. Cell phone holders.

United States of America	CLAIRE’S	Registered	78/975448	31-Jul-2002	2996103	13-Sep-2005	14 Int. jewelry, belly chains, bracelets, toe rings, body clips, ear cuffs, earring holders.

[1]	Pursuant to this Agreement, Holdings sells, transfers, conveys and assigns to CLSIP an undivided 17.5% ownership interest in and to the US Claire’s Marks that Holdings acquired from CBI pursuant to the CBI Assignment, including the federal registrations set forth on this Exhibit A. CLSIP acknowledges that CBI has retained and shall continue to own an undivided 82.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A.

9

United States of America	CLAIRE’S	Registered	78/975453	04-Nov-2003	2900024	02-Nov-2004	24 Int. Pillows, pillow cases.

United States of America	CLAIRE’S	Registered	78/269386	01-Jul-2003	2978984	26-Jul- 2005	16 Int. stationery

United States of America	CLAIRE’S	Registered	74/512656	14-Apr-1994	1891172	25-Apr-1995	25 Int. Women’s stockings

United States of America	CLAIRE’S	Registered	78/975455	31-Jul-2002	2908861	07-Dec-2004	26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, claw clips, head wraps.

United States of America	CLAIRE’S & CIRCLE A Design	Registered	76/064166	06-Jun-2000	2623039	24-Sep-2002	35 Int. Retail store services dealing in men and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing, women’s clothing accessories, namely, handkerchiefs, scarves, jewelry, hair bands, hair goods, cosmetics, and perfumes.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/619578	10-Jan-1995	1956047	13-Feb-1996	42 Int. Retail store services featuring ladies accessories.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/586876	18-Oct-1994	1946557	09-Jan-1996	42 Int. Retail store services featuring ladies clothing accessories and jewelry.

United States of America	CLAIRE’S ACCESSORIES & CIRCLE A Design	Registered	75/331385	28-Jul-1997	2294937	30-Nov-1999	35 Int. Retail store services dealing with men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing including women’s clothing, perfumes, hair goods and handkerchiefs.

United States of America	CLAIRE’S BOUTIQUES & Design	Registered	73/653581	06-Apr-1987	1514045	22-Nov-1988	42 Int. Retail store services for the sale of lady accessories.

United States of America	CLAIRE’S CLUB	Registered	78/975466	09-Oct-2002	2908866	07-Dec-2004	18 Int. Bags, namely, backpacks, tote bags and wallets.

United States of America	CLAIRE’S CLUB	Registered	78/975462	09-Oct-2002	2908863	07-Dec-2004	09 Int. Sunglasses; telephones.

United States of America	CLAIRE’S CLUB	Registered	78/975461	09-Oct-2002	2908862	07-Dec-2004	03 Int. Cosmetics.

United States of America	CLAIRE’S CLUB	Registered	78/172438	09-Oct-2002	2908191	07-Dec-2004	26 Int. hair goods, namely, clips, hair bows, ponytail twisters, hair bands, hair claws, snap clips, snap tops, salon clips, bobby pins; artificial flower bridal bouquets

United States of America	CLAIRE’S CLUB	Registered	78/554003	26-Jan-2005	3343775	27-Nov-2007	35 Int. Retail services featuring notions, cosmetics, jewelry, hair care products, hair goods, clothing and accessories, toiletry products, jewelry, stationery products, automobile accessories, removable tattoos, pillows, pillow cases, cell phone holders, furniture accessories, inflatable furniture, incense, incense holders, incense sticks and cones, candles, containers for trinkets and coins, toys, bags, wallets, key chains, sunglasses, stockings, personal care items

United States of America	CLAIRE’S CLUB	Registered	78/975464	09-Oct-2002	2908865	07-Dec-2004	14 Int. Tiaras, jewelry, earrings, necklaces, bracelets, and bracelets, necklaces and earrings sold in combination.

10

United States of America	CLAIRE’S CLUB	Registered	78/975469	09-Oct-2002	2908868	07-Dec-2004	25 Int. Hair goods, namely, bridal veils, floral head wreaths, headbands, head wraps, head scarves; apparel, namely, gloves, boas, footwear; slippers; flip flops; dress up shoes; dresses, capes, baseball hats and caps, visors, cowboy hats, socks belts.

United States of America	CLAIRE’S ETC.	Registered	75/057738	14-Feb-1996	2065959	27-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tatoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S ETC.	Registered	75/079178	27-Mar-1996	2064149	20-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S Logo	Registered	77/560510	02-Sep-2008	3602239	07-Apr-2009	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	CLAIRE’S OUTLET	Registered	85/872707	11-Mar-2013	4610591	23-Sep-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair goods, clothing accessories, stationery products and the like

United States of America	SECRET SANTA CIRCLE	Registered	85/173806	10-Nov-2010	4005371	02-Aug-2011	35 Int. Providing online retail store services featuring clothing and fashion accessories via a website that has a specific feature that allows users to give and receive purchases through anonymousgift exchanges

United States of America	SENSITIVE SOLUTIONS	Registered	74/646373	13-Mar-1995	1951435	23-Jan- 1996	14 Int. Jewelry.

United States of America	ICING BY CLAIRE’S	Registered	78/618255	04-Apr-2005	3050863	01-Jan-2006	35 Int. Retail store services dealing in women’s clothing and accessories

11

US Icing Marks

Country	Trademark	Status	App No.	App. Date	Reg. No.	Reg. Date	Class/Goods

United States of America	ICING	Registered	77/473939	14-May-2008	3743653	02-Feb-2010

03 Int. Cosmetics, namely, nail polish, lip color, lip gloss, foundation, blush, eyeliner, cosmetic pencils, eye shadow, mascara, face powders, bronzers; fragrances, all sold exclusively in Icing by Claire’s stores

09 Int. Sunglasses; cellular phone cases.

14 Int. Jewelry, namely, earrings; necklaces; bracelets; rings; ornamental pins; watches; charms; jewelry cases.

18 Int. for Clutch purses; cosmetic cases sold empty; handbags, key cases; purses; shoulder bags; coin purses; leather key chains; imitation leather key chains; wallets.

20 Int. Picture frames; non-metal and non-leather key-chains

25 Int. Clothing, namely socks, hats, gloves, shirts; footwear; head scarves

26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, hair ornaments in the nature of hair wraps, hair pins, hair clips

35 Int. Retail store services featuring jewelry, women’s clothing, purses, accessories, footwear, cosmetics, picture frames

United States of America	ICING OUTLET	Registered	85/872705	11-Mar-2013	4544654	03-Jun-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories, and stationery products.

United States of America	ICING STYLIZED	Registered	85/831738	24-Jan-2013	4610511	23-Sep-2014

03 Int. Soap; bath lotions; cleaning preparations, excluding hair care preparations; shoe cream; leather cleaning preparations; emery paper; pumice stones for personal use; perfumery; cosmetics; cosmetics kits and make-up kits comprised of lipstick, lip gloss, lip liner, eye shadow, makeup palettes, eyeliner, blush, face powder and foundations; makeup; non-medicated toiletries; perfumes; lipstick; lip gloss; nail polish; rouge; depilatories; shaving preparations; make- up removal preparations; antiperspirants; incense; air fragrancing preparations; powder having reflective qualities for topical application to the skin or hair for cosmetic purposes; nail stickers

09 Int. Sunglasses; telephones; compact discs and optical discs featuring music and music videos; cell phone straps; telephone covers not made of paper; cell phone holders; DVDs featuring music and music videos.

14 Int. Jewelry, rings, necklaces, bracelets, earrings, tiaras, belly chains, toe rings, body clips, ear cuffs, earring holders, ornamental pins; jewelry brooches.

16 Int. Instructional books relating to hairstyling, personal accessories, fashions and clothing fashions.

18 Int. Handbags; purses; wallets; backpacks; school bags; reusable shopping bags; umbrellas; key cases; vanity cases, not fitted.

12

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

21 Int. Hair brushes; combs; large tooth hair combs; mugs, not of precious metal; drinking glasses; beverage glassware for daily use, including cups as well as plates, pots and glass jars; sponges for household purposes; candlesticks; cosmetic brushes; applicator sticks for applying make-up; wands for applying lip gloss; china ornaments; baskets for domestic use, not of metal; water bottles sold empty; pottery, namely, mugs and bowls; candle holders; incense holders in the nature of incense burners.

25 Int. Clothing, namely, shirts, pants, coats, dresses and pajamas; bathing suits; rainwear; gymnastic shoes; footwear, headwear; stockings; gloves; scarves; belts; sashes.

26 Int. Hair ornaments, brooches for clothing, belt buckles, buttons, hair curlers, other than hand implements, lace and embroidery, ribbons, barrettes, hair bows, hair pins, claw clips, hair ornaments in the nature of hair wraps.

28 Int. Toy animals; board games; dolls; plush toys.

35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories and stationery products.

United States of America	THE ICING	Registered	73/642264	20-Feb-1987	1466727	24-Nov-1987	42 Int. Retail clothing and clothing accessory store services.

United States of America	THE ICING	Registered	77/329699	14-Nov-2007	3461876	08-Jul-2008	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	THE ICING ACCESSORIES & Design	Registered	75/201596	21-Nov-1996	2234841	23-Mar-1999	35 Int. Retail store services featuring jewelry, women’s clothing and accessories.

13

Exhibit C

Mobile Application Agreement

[Attached]

14

PREDICTSPRING, INC.

CUSTOMER AGREEMENT

Customer: CBI Distributing Corp.	Customer: CBI Distributing Corp.	PredictSpring Inc
	Contact: Brian Thompson Address: 2400 W. Central Rd, Hoffman Estates, IL 60192	Contact: Nitin Mangtani Address: 447 Rinconada Court Los Altos, CA 94022
	Phone: 847.765.1470	Phone: 650-917-9052
	Fax: 847-765-7221	Fax:
	E-Mail: brian.thompson@claires.com	E-Mail; nitm@predictspring.com

Fees:

•	For up to 100,000 app installs across Android and iPhone smart phones, if Customer opts to pay on a monthly basis the fee is $5,000 per month (the “Monthly Payment Option”), and if Customer opts to pay as a one-time upfront payment the total annual fee will be reduced to $50,000 (the “One Time Payment Option”).

•	For the Monthly Payment Option, payment is $5000 per month, invoiced for each month on the 7th day of that month.

•	For the One Time Payment Option, payment is $50,000 invoiced upon Ml execution of this Agreement

•	Customer’s Selected Option (Customer to check one of the following):

☐ Monthly Payment Option

☒ One Time Payment Option

•	After the Initial Term (as defined below) Customer’s selected billing/payment option shall always default to the Monthly Payment Option unless or until Customer provides written notice selecting the One Time Payment Option, and at that point the payment of $50,000 will be invoiced for the twelve (12) months beginning on the first day of the calendar month immediately following PredictSpring’s receipt of Customer’s notice.

Term:

•	One (1) year from the Effective Date (“Initial Term”), with cancellation any time after the Initial Term by either party with at least thirty (30) days prior written notice to the other party.

This Customer Agreement (“Agreement”) is entered into by and between PredictSpring, Inc. (“PredictSpring”) and the Customer listed above (“Customer”). This Agreement and the Terms and Conditions attached hereto set forth the entire understanding of the parties with respect to the subject matter described herein and constitutes the entire agreement between the parties, which shall be effective as of 4/6, 2015 (“Effective Date”). There shall be no force or effect to any different terms of any related purchase order or similar form even if signed by the parties after the date hereof.

CBI Distributing Corp.		PredictSpring, Inc.

By:	/s/ Brin Thompson	By:	/s/ Nitin Mangtani
Name:	Brin Thompson	Name:	Nitin Mangtani
Title:	Group Director Digital	Title:	CEO

TERMS AND CONDITIONS

1. Services.

1.1 Subject to the terms and conditions of this Agreement, PredictSpring will provide Customer with access to its mobile commerce platform that provides (1) mobile application development and publishing services (the “Development Services”) for Customer to build native iOS and Android applications (“Applications”) and (2) hosting and support services for Application deployment described in Exhibit B (the “Subscription Services”) (the Development Services together with the Platform (defined below) and Subscription Services, the “Service(s)”). PredictSpring’s mobile commerce platform described in this section shall be referred to as the “Platform.”

1.2 Customer will cooperate with PredictSpring in connection with the performance of this Agreement by making available such personnel and information as may be reasonably required by PredictSpring in providing the Services. Each party understands that the other party’s performance is dependent in part on its actions. Accordingly, each party will timely provide the other party with necessary items and assistance in connection with performance required under this Agreement. PredictSpring shall determine the time, place, methods, details and means of performing the Services, provided no such decision will relieve PredictSpring in any way of its obligation to perform Services in accordance with this Agreement. Customer will also cooperate with PredictSpring in establishing a password or other procedures for verifying that only designated employees of Customer have access to any administrative functions of the Services. Customer will be responsible for maintaining the security of Customer’s account with PredictSpring, passwords (including administrative and user passwords) and files, and for all uses of Customer’s account, in accordance with Customer’s standard practices in use for its own security related responsibilities outside of this Agreement. Customer shall not share with any third party any such account or password without the prior written consent of PredictSpring.

Service Level Agreement. PredictSpring will use commercially reasonable efforts to make the Subscription Services available in accordance with the Service Level Agreement attached hereto as Exhibit A. Customer’s remedies for failure to meet the SLA are set forth in Exhibit A.

2. Customer Obligations.

2.1 Customer hereby authorizes and grants PredictSpring a right and license to, according to Customer’s specific instructions, (i) submit its Application on Customer’s behalf to the applicable third party platform (“3rd Party Platform”), (ii) upgrade or update its Platform resource files, to the extent such upgrade or update is applicable and/or required or as otherwise permitted by this Agreement (such upgrades or updates to be referred to as the “Upgrades”), and (iii) remove an Application from the 3rd Party Platform. Customer acknowledges and agrees that PredictSpring cannot guarantee the acceptance of an Application by any 3rd Party Platform. Customer is responsible for complying with all applicable terms of use, standards or guidelines of all applicable 3rd Party Platforms (“Platform Guidelines”). Notwithstanding anything otherwise written, all Upgrades will be provided at no additional charge to Customer.

2.2 Customer may not knowingly provide to any person or export or re-export or allow the export or re-export of the Services or anything related thereto or any direct product thereof in violation of any applicable laws or regulations. Customer’s use of the Services and all Customer Content (as defined below) will comply with all applicable laws and regulations. PredictSpring will have no responsibility and will not be liable for Customer or its end users’ use of the Services in violation of the foregoing. Customer is and will be at all times responsible for all distribution channels and other methods of offering Applications to end users. PredictSpring will not publish any Application which violates any applicable law or Platform Guideline.

3. Confidentiality: Restrictions. Each party (the “Receiving Party”) understands that the other party (the “Disclosing Party”) has disclosed or may disclose business, technical or financial information relating to the Disclosing Party’s business (hereinafter referred to as “Proprietary Information” of the Disclosing Party). The Receiving Party agrees: (i) to take reasonable precautions to protect such Proprietary Information, and (ii) not to use (except as expressly permitted herein) or divulge to any third person any such Proprietary Information. The Disclosing Party agrees that the foregoing shall not apply with respect to any information after two (2) years (except that in the case of trade secrets, the confidentiality obligations will continue until such information is no longer considered a trade secret) following the disclosure thereof or any information that the Receiving Party can document (a) is or becomes generally available to the public, or (b) was in its possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to it without restriction by a third party, or (d) was independently developed without use of any Proprietary Information of the Disclosing Party or (e) is required by law. Further, except as expressly authorized by PredictSpring, Customer will not, and will not permit any third party to reverse engineer or otherwise attempt to discover the source code or underlying structure or algorithms of the Services, including the Applications (except to the extent such restrictions are contrary to applicable law), modify or create derivative works based on the Services, or otherwise use the Services outside of the scope permitted under this Agreement.

4. Intellectual Property Rights.

4.1 PredictSpring owns and will retain all right, title and interest in and to the Services, including PredictSpring’s Platform, mobile workbench, and Applications. No rights are granted to the Customer hereunder other than as expressly set forth herein. As between the parties, Customer Content (as defined below) will be owned by Customer. Customer will be solely responsible for the accuracy, quality, integrity and legality of Customer Content. Customer hereby grants to PredictSpring a limited, non-exclusive, worldwide license to use, reproduce, create derivative works of distribute, publicly perform and display Customer Content solely to provide the Services to Customer. “Customer Content” means any information, data, graphics, content and other materials provided or made available to PredictSpring by Customer or Customer’s end users in the course of receiving or using Services.

4.2 PredictSpring shall have the right to collect and analyze data and other information relating to the use and performance of various aspects of the Services and related systems and technologies and PredictSpring will be free to (i) use such information and data (during and after the term hereof) to improve and enhance the Services and for other development, diagnostic and corrective purposes in connection with the Services and other PredictSpring offerings, and (ii) use and disclose such data in aggregate or other anonymous and de-identified form for marketing purposes and otherwise in connection with its business. Further, if you provide PredictSpring any feedback, ideas, concepts or suggestions about PredictSpring’s Services, business, technology or Confidential

Information (“Feedback”), you grant PredictSpring, without charge, the fully paid-up, irrevocable right and license to use, share, commercialize and otherwise fully exercise and exploit your Feedback and all related rights (and to allow others to do so) in any way and for any purpose. These rights survive termination of this Agreement in perpetuity.

5. Payment of Fees. Customer will pay PredictSpring the Fees set forth in this Agreement. Payment will be due within thirty (30) days of Customer’s receipt of a valid invoice. Unpaid Fees are subject to a finance charge of one percent (1.0%) per month, or the maximum permitted by law, whichever is lower, if such unpaid Fees remain open at least fifteen (15) days after PredictSpring’s express written notice to Customer regarding such unpaid fees. Further, if Customer has not paid any unpaid Fees within fifteen (15) days of PredictSpring’s express written notice, PredictSpring may restrict or suspend Customer’s access to the Services until the time Customer’s payment for unpaid Fees is received. Customer is solely responsible for collecting and paying any fees associated with transactions between Customer’s end users and Customer.

6. Termination. Either party may terminate this Agreement upon written notice to the other party if the other party materially breaches this Agreement and does not cure such breach within thirty (30) days after receiving written notice of such breach. Either party may terminate this Agreement, upon written notice, (i) upon the institution by or against the other party of insolvency, receivership or bankruptcy proceedings, (ii) upon the other party’s making an assignment for the benefit of creditors, or (iii) upon the other party’s dissolution or ceasing to do business. Termination or expiration of this Agreement shall not affect any rights or obligations of the parties, including the payment of amounts due, which have accrued up to the date of such termination or expiration. All fees are no-refundable except as expressly stated herein. Upon termination or expiration of this Agreement, the provisions of Sections 4, 4, 6, 8, 9, and 10 shall survive and shall continue in full force and effect in accordance with their terms. Notwithstanding any other provision of this Agreement, if Monthly Uptime Percentage (as defined in Exhibit A) for any month of this Agreement is lower than 95% percent (95%), that qualifies as a material breach hereunder, and if such breach leads to Customer’s termination of this Agreement in accordance with this Section 6, PredictSpring will refund any amount paid by Customer covering any time after such termination date.

7. Warranties: Disclaimer.

7.1 Each party represents and warrants that: (a) any and all activities it undertakes in connection with this Agreement shall be performed in compliance with all applicable laws and regulations, including, without limitation, data privacy laws and regulations; and (b) their materials provided or included as part of the Services does not infringe any third party intellectual property right.

7.2 PREDICTSPRING MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT PREDICTSPRING DOES NOT WARRANT THAT THE SERVICES WILL MEET CUSTOMER’S REQUIREMENTS OR THAT PERFORMANCE OF THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE INCLUDING ANY ERRORS OR OMISSIONS IN THE SEARCH RESULTS OBTAINED THROUGH USE OF THE SERVICES.

8. Limitation of Liability. EXCEPT FOR BREACH OF SECTIONS 3 (CONFIDENTIALITY) OR 4.1 (INTELLECTUAL PROPERTY RIGHTS), IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (A) ANY INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE DELAY OR INABILITY TO USE THE SERVICES (INCLUDING LOST PROFITS) OR (B) ANY OTHER DAMAGES IN EXCESS OF TEN THOUSAND DOLLARS ($10,000), IN EACH CASE WHETHER BASED IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. THE FOREGOING LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY AND TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, BUT IN NO WAY WILL APPLY TO ANY INJURY OR DEATH TO ANY PERSON OR DAMAGE TO ANY PROPERTY CAUSED BY GROSS NEGLIGENCE OR WILFUL MISCONDUCT.

9. Publicity. PredictSpring may use Customer’s name and logo on PredictSpring’s website and marketing materials to identify Customer as a customer of PredictSpring. PredictSpring may issue a press release regarding this Agreement and the relationship between the parties, subject to Customer’s prior approval (not to be unreasonably withheld).

10. Indemnification.

10.1 PredictSpring agrees to indemnify, defend, and hold harmless Customer against any liabilities, damages and costs (including reasonable attorneys’ fees) payable to a third party arising out of a third party claim alleging that the Application as provided by PredictSpring (excluding any Customer Content) infringe any third party intellectual property right.

10.2 Notwithstanding the foregoing, PredictSpring will have no obligation under this section or otherwise with respect to any infringement claim to the extent based upon (i) any unauthorized use, reproduction, or distribution of the Application or any breach of this Agreement by Customer, (ii) any combination of the Application with other products, equipment, software, uses or data not supplied, authorized or recommended by PredictSpring, (iii) any modification of the Application by any person other than PredictSpring or its authorized agents or contractors or (iv) any activity after PredictSpring has provided Customer with a work around or modification that would have avoided such issue without materially adversely affecting the functionality or availability of the Application. If PredictSpring reasonably believes that all or any portion of the Application, or the use thereof, is likely to become the subject of any infringement claim, suit or proceeding, PredictSpring will procure, at PredictSpring’s expense, for Customer the right to continue using the Services in accordance with the terms hereof, replace or modify the allegedly infringing Application to make it non-infringing, or, in the event the preceding is infeasible or not commercially practicable, PredictSpring may, in its sole discretion, terminate this Agreement upon written notice to Customer and refund to Customer any prepaid amounts for unused services related to the Application.

10.3 Customer agrees to indemnify, defend, and hold harmless PredictSpring against any liabilities, damages and costs (including reasonable attorneys’ fees) payable to a third party arising in connection with any claim or action that arises from Customer’s alleged violation of any applicable law, regulation or Platform Guideline, or otherwise from Customer’s use of Services.

10.4 Each party’s indemnification obligations are conditioned on the party seeking indemnity providing the other party with (i) prompt written notice of any claim, (ii) sole control over defense and settlement of the claim, and (ii) reasonable assistance with defense and settlement. The indemnifying party shall not enter into any settlement or compromise of any claim without the indemnified party’s prior written consent, which shall not be unreasonably withheld, unless the settlement resolves such claim without liability or impairment to the indemnified party or its rights.

11. General. For all purposes under this Agreement each party shall be and act as an independent contractor and shall not bind nor attempt to bind the other to any contract. PredictSpring will be solely responsible for its income taxes in connection with this Agreement and Customer will be responsible for sales, use and similar taxes, if any. PredictSpring will be responsible for performance of its agents and subcontractors under this Agreement. This Agreement and any dispute arising hereunder shall be governed by the laws of the State of California, without regard to the conflicts of law provisions thereof. In any action or proceeding to enforce rights under this Agreement, the prevailing party will be entitled to recover reasonable costs and attorneys’ fees. Without limiting anything herein, and except for payment obligations, neither party shall have any liability for any failure or delay resulting from any condition beyond the reasonable control of such party, including but not limited to governmental action or acts of terrorism, earthquake or other acts of God, labor conditions and power failures. Neither party shall have the right to assign this Agreement, except that either party may assign its rights and obligations without consent to a successor to substantially all its relevant assets or business. No waiver, change, or modification to this Agreement will be effective unless in writing signed by both parties. Any notices in connection with this Agreement will be in writing and sent by, email, first class US mail, confirmed facsimile or major overnight delivery courier service, all to the address specified on the cover sheet of this Agreement or such other address as may be properly specified by written notice hereunder. The parties agree that this Agreement may be signed by manual or facsimile signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated so that this Agreement shall otherwise remain in full force and effect and enforceable.

EXHIBIT A

PredictSpring, Inc. Subscription Service Level Agreement

Subscription Service SLA. During the term of the Agreement the Platform will be operational and available to Customer’s end users at least 99.9% of the time in any calendar month (the “SLA”). If PredictSpring does not meet the SLA, and if Customer meets its obligations under this SLA and the Agreement, Customer will be eligible to receive the Service Credits described below. This Exhibit A states Customer’s sole and exclusive remedy for any failure by PredictSpring to meet the SLA.

Definitions. The following definitions shall apply to the SLA.

•	“Downtime” means, for a mobile application, if there is more than a five percent User Error Rate (as defined below). Downtime is measured based on server side error rate.

•	“Monthly Uptime Percentage” means total number of minutes in a calendar month minus the number of minutes of Downtime suffered in a calendar month, divided by the total number of minutes in a calendar month.

•	“User Error Rate” means the number of instances of failure to make requests from the Application to PredictSpring’s backend cloud services, divided by the number of requests made in any given month, provided that the foregoing shall not include failures related to cellular connection or any failure caused by cellular networks, including timing out.

•	“Service Credit” means the following:

Monthly Uptime Percentage	Monetary credit equal to the value of days of service (calculated by dividing the monthly Fee by 30) applied to the next month’s invoice
<99.0% - > = 97.0%	1
<97.0% - > = 95.0%	3
<95.0%	5

Customer Must Request Service Credit. In order to receive any of the Service Credits described above, Customer must notify PredictSpring within thirty (30) days from the time Customer becomes eligible to receive a Service Credit. Failure to comply with this requirement will forfeit Customer’s right to receive a Service Credit.

Maximum Subscription Service Credit. The aggregate maximum number of Service Credits to be issued by PredictSpring to Customer for all Downtime that occurs in a single calendar month shall not exceed fifteen (15) days of the Subscription Service added to the end of the Initial Term or any subsequent twelve (12) month time period thereafter for the Subscription Service (or the value of fifteen (15) days of service in the form of a monetary credit if Customer has then cunently opted for the Monthly Billing Option). Service Credits may not be exchanged for, or converted to, monetary amounts, except when Customer has opted for the Monthly Billing Option.

SLA Exclusions. The SLA does not apply for any performance issues: (i) caused by factors described in the “Force Majeure” section of the Agreement; or (ii) that resulted from Customer’s equipment or Customer’s third party equipment, or both (not within the primary control of PredictSpring).

EXHIBIT B

PredictSpring, Inc. Subscriptions Services

Major features provided by PredictSpring Mobile platform. These features are dependent on customer providing appropriate access to APIs and data.

1.	Instant Search: Consumers can search for products by just entering a single character, as they enter more characters, search results change instantly in mobile app

2.	Merchandized Layouts: Customize individual layouts with products, promotions, videos and images

3.	UI Customization: Customize Fonts, Button Colors, Price Text Color, Cell Borders and Layouts Backgrounds

4.	Advanced Facet Settings: Define what attributes users can do faceted searches and buckets for pricing

5.	Store Locator: Search for stores using GPS, ZipCode or City

6.	Push Notifications: Ability to send push notifications to any of the users who have opted for notifications

7.	Automatic Product Feed: Automatically push product feed to PredictSpring on daily basis

8.	Barcode Scanning: Allow users to scan barcode in-store and see the product details on the mobile app

9.	Facebook Login and WishList: Login with Facebook account manage WishList of items

10.	Menu Customization: Customize Hamburger menu and items you like to be listed in the menu

11.	Google Analytics: Integration with GA to view usage and analytics

12.	BazaarVoice - Ratings and Reviews: Support for ratings and reviews in product detail page

Additional Support Services

1.	Standard (non severe) issues: For standard support requests, Customer can email to the below address to file a support ticket:

support@predictspring.zendesk.com

The hours during which PredictSpring will respond to emailed support tickets are:

Mon - Fri 9AM - 5PM Pacific time

PredictSpring’s response time goal is to respond within twenty four (24) hours or receipt.

2.	Severe issues (app is crashing and there is downtime from PredictSpring’s backend server): Customer can call PredictSpring’s support hotline at:

1-866-565-0251

(Ext#2, or Dial 0 for operator)

PREDICTSPRING, INC.

ADDENDUM TO CUSTOMER AGREEMENT

Customer: CBI Distributing Corp	Contact: James Spencer

Address:	Phone:

E-Mail: jamcs.Spencer@claires.com

Terms and Fees:

•	$60,000 for up to 200,000 app installs across Android and iPhone devices.

•	1 Year Term from Effective Date

•	Platform support for premium features: Instagram Shop-the-Look, Geofencing.

•	Payment of $60,000 shall be made within 30 days of signing this agreement.

This Addendum to Customer Agreement (“Addendum”) is made by and between PredictSpring, Inc. (“PredictSpring”) and CBI Distributing Corp (“Customer”).

This Agreement and the Terms and Conditions are based on the Master Customer Agreement signed between PredictSpring and Customer as parties on April 6th, 2015.

This Agreement shall be effective as of March 31st, 2016 (“Effective Date”). There shall be no force or effect to any different terms of any related purchase order or similar form even if signed by the parties after the date hereof.

CBI Distributing Corp		PredictSpring, Inc.

By:	/s/ James Spencer	By:	/s/ Nitin Mangtani
Name: James Spencer Title: Director of Development		Name: Nitin Mangtani Title: CEO

Exhibit D

Confirmatory Claire’s Trademark Assignment Agreement

[Attached]

15

Confirmatory Claire’s Trademark Assignment Agreement

This Confirmatory Claire’s Trademark Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware (“Holdings”), in favor of CLSIP LLC, a limited liability company organized and existing under the laws of Delaware having a business address of 2400 West Central Road, Hoffman Estates, IL 60192 (“CLSIP”).

A. Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”). Holdings sold, transferred, conveyed, and assigned to CLSIP an undivided 17.5% ownership interest in and to the CLAIRE’S marks covered by the United States federal registrations listed on Schedule A, and any existing variation of these marks used solely in the United States and all common law rights to same (the “US Claire’s Marks”), together with a corresponding, proportional and joint interest in the goodwill of the businesses associated therewith; and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of this undivided interest in the US Claire’s Marks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, Holdings confirms having sold, transferred, conveyed, and assigned to CLSIP, as of the Effective Date, an undivided 17.5% ownership interest in and to the US Claire’s Marks, including without limitation a corresponding, proportional and joint interest in the goodwill associated with the business symbolized by the US Claire’s Marks and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Claire’s Marks. Holdings authorizes and requests that the Commissioner of Patents and Trademarks of the United States record CLSIP as a joint owner with CBI of the United States federal registrations listed on Schedule A.

IN WITNESS WHEREOF, Holdings has executed this Confirmatory Assignment effective as of the Effective Date.

CLSIP Holdings LLP

/s/ Stephen Sernett
Name: Stephen Sernett
Title: Vice President, Secretary and General Counsel

Date: September 20, 2016

16

Schedule A2

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods
United States of America	...IT’S AT CLAIRE’S	Registered	77/883682	01-Dec-2009	3817929	13-Jul-2010	35 Int. Retail store services featuring jewelry, clothing, cosmetics, toiletries, hair goods and accessories, namely, hand bags, shoes, hats, belts, wallets, eyeglass cases, key chains, jewelry boxes, desk accessories, cell phone accessories, pet accessories

United States of America	CLAIRE’S	Registered	78/975449	04-Nov-2003	2908859	07-Dec-2004	16 Int. Stationary, notebooks, address books, diaries, temporary tattoos, photo albums.

United States of America	CLAIRE’S	Registered	78/975445	31-Jul-2002	2951866	17-May-2005	03 Int. Cosmetics, namely lip gloss wands, lipstick, hair dyes, blush, antiperspirants, perfume balm, powder having reflective qualities for topical application to the skin or hair for cosmetic purposes, bath and body gels, bath and body lotions, nail polish, hair lotions.

United States of America	CLAIRE’S	Registered	74/517854	28-Apr-1994	1925359	10-Oct-1995	14 Int. Jewelry, namely earrings, necklaces, rings, bracelets, ornamental pins, and hair ornaments.

United States of America	CLAIRE’S	Registered	74/517853	28-Apr-1994	1890335	18-Apr-1995	42 Int. Retail store services featuring ladies’ clothing accessories and jewelry.

United States of America	CLAIRE’S	Registered	78/975454	31-Jul- 2002	2925470	08-Feb-2005	25 Int. Clothing, namely socks, hats, gloves, shirts.

United States of America	CLAIRE’S	Registered	78/975452	31-Jul- 2002	2967212	12-Jul-2005	20 Int. Containers made primarily of plastic for holding trinkets and coins.

United States of America	CLAIRE’S	Registered	74/518090	28-Apr-1994	1929317	24-Oct-1995	05 Int. Ear drops for application on pierced ears.

United States of America	CLAIRE’S	Registered	78/975382	01-Jul-2003	2974652	19-Jul-2005	35 Int. Issuing gift certificates which may be redeemed for goods.

United States of America	CLAIRE’S	Registered	78/589527	17-Mar-2005	3319826	23-Oct-2007	03 Int. Personal care items, namely, razors, razor blades, shaving creams and foams, depilatories, fragrance, toothpaste, tooth brushes, dental floss, tooth whitener, mouthwash, breath fresheners, and make-up remover cleansers.

United States of America	CLAIRE’S	Registered	78/149317	31-Jul-2002	3190839	02-Jan-2007	35 Int. retail store services dealing in notions, cosmetics, jewelry, stationery products, hair goods, clothing accessories and the like primarily for women and girls

United States of America	CLAIRE’S	Registered	78/975446	31-Jul-2002	2908857	07-Dec-2004	09 Int. Cell phone holders.

United States of America	CLAIRE’S	Registered	78/975448	31-Jul-2002	2996103	13-Sep-2005	14 Int. jewelry, belly chains, bracelets, toe rings, body clips, ear cuffs, earring holders.

[2]	Pursuant to this Agreement, Holdings sells, transfers, conveys and assigns to CLSIP an undivided 17.5% ownership interest in and to the US Claire’s Marks that Holdings acquired from CBI pursuant to the CBI Assignment, including the federal registrations set forth on this Exhibit A. CLSIP acknowledges that CBI has retained and shall continue to own an undivided 82.5% ownership interest in and to the US Claire’s Marks, including the federal registrations set forth on this Exhibit A.

17

United States of America	CLAIRE’S	Registered	78/975453	04-Nov-2003	2900024	02-Nov-2004	24 Int. Pillows, pillow cases.

United States of America	CLAIRE’S	Registered	78/269386	01-Jul-2003	2978984	26-Jul-2005	16 Int. stationery

United States of America	CLAIRE’S	Registered	74/512656	14-Apr-1994	1891172	25-Apr-1995	25 Int. Women’s stockings

United States of America	CLAIRE’S	Registered	78/975455	31-Jul- 2002	2908861	07-Dec-2004	26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, claw clips, head wraps.

United States of America	CLAIRE’S & CIRCLE A Design	Registered	76/064166	06-Jun-2000	2623039	24-Sep-2002	35 Int. Retail store services dealing in men and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing, women’s clothing accessories, namely, handkerchiefs, scarves, jewelry, hair bands, hair goods, cosmetics, and perfumes.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/619578	10-Jan-1995	1956047	13-Feb-1996	42 Int. Retail store services featuring ladies accessories.

United States of America	CLAIRE’S ACCESSORIES	Registered	74/586876	18-Oct-1994	1946557	09-Jan-1996	42 Int. Retail store services featuring ladies clothing accessories and jewelry.

United States of America	CLAIRE’S ACCESSORIES & CIRCLE A Design	Registered	75/331385	28-Jul-1997	2294937	30-Nov-1999	35 Int. Retail store services dealing with men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing including women’s clothing, perfumes, hair goods and handkerchiefs.

United States of America	CLAIRE’S BOUTIQUES & Design	Registered	73/653581	06-Apr-1987	1514045	22-Nov-1988	42 Int. Retail store services for the sale of lady accessories.

United States of America	CLAIRE’S CLUB	Registered	78/975466	09-Oct-2002	2908866	07-Dec-2004	18 Int. Bags, namely, backpacks, tote bags and wallets.

United States of America	CLAIRE’S CLUB	Registered	78/975462	09-Oct-2002	2908863	07-Dec-2004	09 Int. Sunglasses; telephones.

United States of America	CLAIRE’S CLUB	Registered	78/975461	09-Oct-2002	2908862	07-Dec-2004	03 Int. Cosmetics.

United States of America	CLAIRE’S CLUB	Registered	78/172438	09-Oct-2002	2908191	07-Dec-2004	26 Int. hair goods, namely, clips, hair bows, ponytail twisters, hair bands, hair claws, snap clips, snap tops, salon clips, bobby pins; artificial flower bridal bouquets

United States of America	CLAIRE’S CLUB	Registered	78/554003	26-Jan-2005	3343775	27-Nov-2007	35 Int. Retail services featuring notions, cosmetics, jewelry, hair care products, hair goods, clothing and accessories, toiletry products, jewelry, stationery products, automobile accessories, removable tattoos, pillows, pillow cases, cell phone holders, furniture accessories, inflatable furniture, incense, incense holders, incense sticks and cones, candles, containers for trinkets and coins, toys, bags, wallets, key chains, sunglasses, stockings, personal care items

United States of America	CLAIRE’S CLUB	Registered	78/975464	09-Oct-2002	2908865	07-Dec-2004	14 Int. Tiaras, jewelry, earrings, necklaces, bracelets, and bracelets, necklaces and earrings sold in combination.

18

United States of America	CLAIRE’S CLUB	Registered	78/975469	09-Oct-2002	2908868	07-Dec-2004	25 Int. Hair goods, namely, bridal veils, floral head wreaths, headbands, head wraps, head scarves; apparel, namely, gloves, boas, footwear; slippers; flip flops; dress up shoes; dresses, capes, baseball hats and caps, visors, cowboy hats, socks belts.

United States of America	CLAIRE’S ETC.	Registered	75/057738	14-Feb-1996	2065959	27-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tatoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S ETC.	Registered	75/079178	27-Mar-1996	2064149	20-May-1997	42 Int. Retail store services dealing in men’s and women’s jewelry, wallets, key chains, sunglasses, removable tattoos, hats, notions, clothing, women’s clothing and accessories, perfumes, hair goods, and handkerchiefs.

United States of America	CLAIRE’S Logo	Registered	77/560510	02-Sep-2008	3602239	07-Apr-2009	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	CLAIRE’S OUTLET	Registered	85/872707	11-Mar-2013	4610591	23-Sep-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair goods, clothing accessories, stationery products and the like

United States of America	SECRET SANTA CIRCLE	Registered	85/173806	10-Nov-2010	4005371	02Aug-2011	35 Int. Providing online retail store services featuring clothing and fashion accessories via a website that has a specific feature that allows users to give and receive purchases through anonymousgift exchanges

United States of America	SENSITIVE SOLUTIONS	Registered	74/646373	13-Mar-1995	1951435	23-Jan1996	14 Int. Jewelry.

United States of America	ICING BY CLAIRE’S	Registered	78/618255	04-Apr-2005	3050863	01-Jan-2006	35 Int. Retail store services dealing in women’s clothing and accessories

19

Exhibit E

Confirmatory Icing Trademark Assignment Agreement

[Attached]

20

Confirmatory Icing Trademark Assignment Agreement

This Confirmatory Icing Trademark Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware (“Holdings”), in favor of CLSIP LLC, a limited liability company organized and existing under the laws of Delaware having a business address of 2400 West Central Road, Hoffman Estates, IL 60192 (“CLSIP”).

A. Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”), Holdings sold, transferred, conveyed, and assigned to CLSIP all of its right, title, and interest in and to the ICING marks covered by the United States federal registrations listed on Schedule A, and any existing variation of these marks used solely in the United States and all common law rights to same (the “US Icing Marks”), together with the goodwill of the businesses associated therewith; and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of the US Icing Marks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, Holdings confirms having sold, transferred, conveyed, and assigned to CLSIP, as of the Effective Date, all of Holdings’ right, title, and interest in and to the US Icing Marks, including without limitation all goodwill associated with the business symbolized by the US Icing Marks, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the US Icing Marks. Holdings authorizes and requests that the Commissioner of Patents and Trademarks of the United States record CLSIP as the owner of the United States federal registrations listed on Schedule A.

IN WITNESS WHEREOF, Holdings has executed this Confirmatory Assignment effective as of the Effective Date.

CLSIP Holdings LLC

/s/ Stephen Sernett

Name: Stephen Sernett
Title: Vice President, Secretary and General Counsel

Date: September 20, 2016

21

Schedule A

Country	Trademark	Status	App. No.	App. Date	Reg. No	Reg. Date	Class/Goods
United States of America	ICING	Registered	77/473939	14-May-2008	3743653	02-Feb-2010

03 Int. Cosmetics, namely, nail polish, lip color, lip gloss, foundation, blush, eyeliner, cosmetic pencils, eye shadow, mascara, face powders, bronzers; fragrances, all sold exclusively in Icing by Claire’s stores

09 Int. Sunglasses; cellular phone cases.

14 Int. Jewelry, namely, earrings; necklaces; bracelets; rings; ornamental pins; watches; charms; jewelry cases.

18 Int. for Clutch purses; cosmetic cases sold empty; handbags, key cases; purses; shoulder bags; coin purses; leather key chains; imitation leather key chains; wallets.

20 Int. Picture frames; non-metal and non-leather key-chains

25 Int. Clothing, namely socks, hats, gloves, shirts; footwear; head scarves

26 Int. Hair accessories, namely, barrettes, hair bows, hair ornaments, hair ornaments in the nature of hair wraps, hair pins, hair clips

35 Int. Retail store services featuring jewelry, women’s clothing, purses, accessories, footwear, cosmetics, picture frames

United States of America	ICING OUTLET	Registered	85/872705	11-Mar-2013	4544654	03-Jun-2014	35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories, and stationery products.

United States of America	ICING STYLIZED	Registered	85/831738	24-Jan- 2013	4610511	23-Sep-2014

03 Int. Soap; bath lotions; cleaning preparations, excluding hair care preparations; shoe cream; leather cleaning preparations; emery paper; pumice stones for personal use; perfumery; cosmetics; cosmetics kits and make-up kits comprised of lipstick, lip gloss, lip liner, eye shadow, makeup palettes, eyeliner, blush, face powder and foundations; makeup; non-medicated toiletries; perfumes; lipstick; lip gloss; nail polish; rouge; depilatories; shaving preparations; make-up removal preparations; antiperspirants; incense; air fragrancing preparations; powder having reflective qualities for topical application to the skin or hair for cosmetic purposes; nail stickers

09 Int. Sunglasses; telephones; compact discs and optical discs featuring music and music videos; cell phone straps; telephone covers not made of paper; cell phone holders; DVDs featuring music and music videos.

14 Int. Jewelry, rings, necklaces, bracelets, earrings, tiaras, belly chains, toe rings, body clips, ear cuffs, earring holders, ornamental pins; jewelry brooches.

16 Int. Instructional books relating to hairstyling, personal accessories, fashions and clothing fashions.

18 Int. Handbags; purses; wallets; backpacks; school bags; reusable shopping bags; umbrellas; key cases; vanity cases, not fitted.

22

Country	Trademark	Status	App. No.	App. Date	Reg. No.	Reg. Date	Class/Goods

21 Int. Hair brushes; combs; large tooth hair combs; mugs, not of precious metal; drinking glasses; beverage glassware for daily use, including cups as well as plates, pots and glass jars; sponges for household purposes; candlesticks; cosmetic brushes; applicator sticks for applying make-up; wands for applying lip gloss; china ornaments; baskets for domestic use, not of metal; water bottles sold empty; pottery, namely, mugs and bowls; candle holders; incense holders in the nature of incense burners.

25 Int. Clothing, namely, shirts, pants, coats, dresses and pajamas; bathing suits; rainwear; gymnastic shoes; footwear, headwear; stockings; gloves; scarves; belts; sashes.

26 Int. Hair ornaments, brooches for clothing, belt buckles, buttons, hair curlers, other than hand implements, lace and embroidery, ribbons, barrettes, hair bows, hair pins, claw clips, hair ornaments in the nature of hair wraps.

28 Int. Toy animals; board games; dolls; plush toys.

35 Int. Retail store services featuring jewelry, notions, cosmetics, hair accessories, clothing accessories and stationery products.

United States of America	THE ICING	Registered	73/642264	20-Feb-1987	1466727	24-Nov-1987	42 Int. Retail clothing and clothing accessory store services.

United States of America	THE ICING	Registered	77/329699	14-Nov-2007	3461876	08-Jul-2008	35 Int. Retail store services featuring clothing, accessories and jewelry.

United States of America	THE ICING ACCESSORIES & DESIGN	Registered	75/201596	21-Nov-1996	2234841	23-Mar-1999	35 Int. Retail store services featuring jewelry, women’s clothing and accessories.

23

Exhibit E

Confirmatory Domain Name Assignment Agreement

[Attached]

24

Confirmatory Domain Name Assignment Agreement

This Confirmatory Domain Name Assignment Agreement (the “Confirmatory Assignment”) is made this 20 day of September, 2016, by CLSIP Holdings LLC, a limited liability company organized and existing under the laws of Delaware (“Holdings”), in favor of CLSIP LLC, a limited liability company organized and existing under the laws of Delaware (“CLSIP”).

A. Pursuant to the Intellectual Property Assignment Agreement executed by the parties on September 20, 2016 (the “Effective Date”). Holdings sold, transferred, conveyed, and assigned to CLSIP all of its right, title, and interest in and to the domain names listed on Schedule A (the “Domain Names”); and

B. This Confirmatory Assignment is being executed to confirm and memorialize in writing the earlier transfer of the Domain Names.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged, Holdings confirms having sold, transferred, conveyed, and assigned to CLSIP, as of the Effective Date, all of Holdings’ right, title, and interest in and to the Domain Names, and all rights and claims (whether known or unknown, contingent or accrued) against third parties resulting from, arising out of, or otherwise with respect to any of the Domain Names. Holdings authorizes and requests that any applicable Internet domain name registry record CLSIP as the owner of the Domain Names listed on Schedule A.

IN WITNESS WHEREOF, Holdings has executed this Confirmatory Assignment effective as of the Effective Date.

CLSIP Holdings LLC

/s/ Stephen Sernett
Name: Stephen Sernett
Title: Vice President, Secretary and General Counsel Date: September 20, 2016

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Schedule A

blingyourbff.com	clairestores.biz
claires.adult	clairestores.com
claires.biz	clairestores.info
claires.blackfriday	clairestores.us
claires.boutique	icing.biz
claires.career	icing.blackfriday
claires.careers	icing.boutique
claires.com	icing.career
claires.info	icing.careers
claires.jobs	icing.com
claires.marketing	icing.fashion
claires.net	icing.info
claires.org	icing.marketing
claires.porn	icing.social
claires.social	icing.us
claires.us	icing.xxx (blocked)
claires.xxx (blocked)	icingbyclaires.com
clairesaccessories.biz	icingice.com
clairesaccessories.com	icings.biz
clairesaccessories.info	icings.info
clairesaccessories.us	icings.us
clairesboutique.biz	itsatclaires.com
clairesboutique.info	secretsantacircle.com
clairesboutique.us	theicing.biz
clairesboutiques.biz	theicing.com
clairesboutiques.com	theicing.info
clairesboutiques.info	theicing.net
clairesboutiques.us	theicing.org
clairescareers.com	theicing.us
clairesclub.com clairescorp.com clairescorporation.com clairesglobalstyle.com clairesglobalstyles.com clairesinc.com clairesint.com
clairesmail.com
clairesmail.net clairesmail.org clairespromstyle.com clairesretail.com clairessa.com
clairesstores.biz
clairesstores.info clairesstores.us

26